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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08529

Monteagle Funds

(Exact name of registrant as specified in charter)

6550 Directors Parkway
Abilene, TX 79606

(Address of principal executive offices) (Zip code)

Carl Clayton Peterson, President
6550 Directors Parkway
Abilene, TX 79606

(Name and address of agent for service)

Registrant's telephone number, including area code:888-263-5593

Date of fiscal year end: 8/31/2006

Date of reporting period: 8/31/2006

Item 1. Reports to Stockholders.

The Annual Report to Shareholders for the period ended August 31, 2006 pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) C17 CFR 270.30e-1 is filed herewith.

MONTEAGLE FUNDS
_____________________________

FIXED INCOME FUND

QUALITY GROWTH FUND

LARGE-CAP GROWTH FUND

SELECT VALUE FUND

VALUE FUND

ANNUAL REPORT

AUGUST 31, 2006

Table of Contents
Page

Investment Advisor’s Report and Performance Data	2

Financial Statements of the Monteagle Funds
Schedule of Investments:
Fixed Income Fund	32
Quality Growth Fund	34
Large-Cap Growth Fund	36
Select Value Fund	37
Value Fund	39
Statements of Assets and Liabilities	40
Statements of Operations	41
Statements of Changes in Net Assets	42
Financial Highlights	44
Notes to Financial Statements	49
Report of Independent Registered Public Accounting Firm	58
Additional Information	59
Trustees and Officers	68
Privacy Statement	71

LETTER FROM THE PRESIDENT

Dear Shareholder:

Welcome to Monteagle Funds! For those of you who are new to the Funds, thank you for becoming part of the family. If you are a long time investor in the fund family, thank you for allowing us to continue serving your investment needs.

I am very excited about sharing with you information about the recent changes with the Funds. As you can see from the welcome, we have a new name - Monteagle Funds. This new name is the result of a business combination of the Monteagle Funds and the Memorial Funds. The business combination consisted of merging the assets of the Memorial Government Bond Fund (MGBIX) into the assets of the Monteagle Fixed Income Fund (MFHRX). Two additional Funds, the Monteagle Large - Cap Growth Fund (MEHRX) and the Monteagle Value Fund (MVRGX) joined the formerly named Memorial Funds Trust, now named Monteagle Funds, as additional series offerings. The Memorial Growth Equity Fund (MFGIX) was renamed the Monteagle Quality Growth Fund and the Memorial Value Equity Fund (MVEIX) was renamed the Monteagle Select Value Fund. The Monteagle Funds Trust now has five series of investment offerings: one fixed income fund, two growth style equity funds and two value style equity funds. The Monteagle Funds now have more investment choices for your investment needs.

In the following pages is the Annual Report for Monteagle Funds as of August 31, 2006. I encourage you to read the report because it contains important information about Monteagle Funds, including the investment advisers’ reports which contain information on the Funds’ performance and the factors that influenced the performance. The investment approach and the current investment strategy are discussed for each Fund as well. The audited financial statements with footnotes and information about the Funds’ Trustees and Officers are also included. Be sure to pay special attention to the footnotes to the financial statements that include additional information about the Memorial-Monteagle combination.

Over the last twelve months, we have continued to see a familiar story in the U.S. economy. Concerns over high oil and commodity prices, concerns over rising interest rates, concerns about the overly aggressive housing market are affecting the equity and bond markets daily, both positively and negatively as each economic indicator is released. More recently, high oil and commodity prices are moderating, interest rates have reached a pausing point and the housing market is stabilizing; however, with the uncertainty of world events like the continued war on terrorism and the increasing global needs for oil and commodities these items will continue to be ongoing discussions for the markets. Our fund managers are aware of these issues and are focused on managing each fund within their respective styles to take advantage of market opportunities created by these issues.

Monteagle Funds is committed to providing you with a fund family that you can be proud to own as we strive to help you achieve your investment goals. If you have any questions about our Funds or their investment styles, please give me a call. I want to answer your questions. Thank you for choosing Monteagle Funds.

Sincerely,

/s/ Carl C. Peterson

Carl C. Peterson
President

Monteagle Funds

MONTEAGLE FUNDS INVESTMENT ADVISOR’S REPORT AND PERFORMANCE DATA AUGUST 31, 2006

MONTEAGLE FIXED INCOME FUND
A Discussion of Fund Performance

How did the Fund perform?

For the year ended August 31, 2006, the Fund reported a total return of 0.78 percent. For the quarter ended August 31, 2006, the Fund reported a total return of 2.13 percent; and for the six months ended August 31, 2006, the Fund reported a total return of 1.49 percent. The Lehman Brothers Intermediate Government/Credit Index had relative returns of 1.85 percent, 2.55 percent, and 2.15 percent respectively during the same time periods. For each of the reported periods above, the Fund underperformed its benchmark index.

During the year, adviser reimbursements and/or adviser fee waivers were made. If the reimbursements and waivers had not been made, the Fund’s expenses would have been higher and the Fund’s total return would have been lower.

What is the fund’s investment approach?

The investment objective of the Monteagle Fixed Income Fund is total return. The Fund seeks to achieve its objective of total return through price appreciation and interest income on the bonds and other securities held.

The Fund invests in investment grade intermediate term fixed income securities maintaining an average maturity of bonds and notes (on a dollar weighted basis) of generally between 3 and 8 years. Securities purchased for the benefit of the fund are high quality; specifically at least rated Aa3 or higher by Moody’s Investors Service, Inc. or AA- or higher by Standard and Poor’s Ratings Group for municipal bonds and A3 or higher by Moody’s Investors Service, Inc. or A- or higher by Standard and Poor’s Ratings Group for corporate bonds. Under normal circumstances, the Fund will invest at least 80 percent of its assets in fixed income securities, including U.S. government securities, securities issued by agencies of the U.S government, mortgaged-backed (and similar) securities, taxable municipal bonds and corporate debt securities, but not more than 70 percent in any one category.

The Fund’s portfolio is actively managed and based on an assessment of market conditions. The average maturity of the portfolio may be lengthened or shortened in an effort to maximize total return. Further, the Fund’s portfolio holdings may vary across market sectors in order to maximize total return within the scope of permitted investments defined by the Fund’s prospectus. The Fund may achieve capital appreciation by holding bonds of longer duration (maturity) when interest rates are declining, and by holding bonds of shorter duration (maturity) when interest rates are rising, thereby protecting against large capital depreciation. For this purpose, the Fund uses a proprietary “Bond Market Watch” model to evaluate macroeconomic indicators and, based on this evaluation, attempt to anticipate interest rate changes.

In addition, the Fund may achieve capital (price) appreciation if the credit and quality of corporate and municipal bonds improves, thereby making the associated scheduled interest payments more certain, and creating a greater demand for such bonds. The Fund may also achieve increased interest income by purchasing bonds that have associated call options that are exercisable by the issuer of these securities. In exchange for issuing securities that provide the issuer the right to refund the par value prior to the stated maturity, the issuer must compensate potential buyers of these securities with higher interest payments. Based on management’s assessment of the value of the associated option inherent with these securities, the Fund may overweight its holdings of these securities, namely callable Government Agency bonds or Mortgage-backed securities. These securities may be less sensitive to moderate increases or decreases in the general level of interest rates. Therefore, the associated capital appreciation or depreciation of these securities may also be limited helping to preserve capital.
Monteagle Funds

MONTEAGLE FUNDS INVESTMENT ADVISOR’S REPORT AND PERFORMANCE DATA (continued) AUGUST 31, 2006

What influenced the Fund’s performance?

During the year ended August 31, 2006, the Fund continued to be affected by higher interest rates, both short and long, uncertainty regarding inflation expectations, and whether the Federal Reserve’s tightening monetary policy has been sufficient to keep inflation under control while not being excessive to the point of inhibiting economic growth or perhaps even causing a recession. Also, we saw the Treasury yield curve become flatter (difference between short-term and long- term rates approaching zero), to eventually inverting (short rates higher than long rates). Inversion of the Treasury yield curve is not a common occurrence. There have been only three other inversions of the curve since 1977. The market perception of an inverted yield curve is that it precedes a significant economic slowdown and may be accompanied by an eventual economic recession. It is not prudent to base the predictive ability of a yield curve inversion on such a small number of occurrences. However, the fixed income market seems to be making that very assumption. As a result of the above mentioned uncertainties and the higher interest rates over the last 12 months, there was negative capital (price) appreciation in the Fund, as well as the Lehman Brothers Intermediate Government/Credit index which serves as an industry benchmark for comparative purposes.

The first quarter of the Fund’s fiscal year (9/1/2005 to 11/30/2005) saw the Federal Open Market Committee (FOMC), the monetary policy making group of the Federal Reserve Board, meet twice and increase the Federal Funds rate both times, each by 0.25 percent (25 basis points); from 3.50 percent to 4.00 percent. The 10-year Treasury note started the fiscal year at a yield of 4.03 percent and ended the quarter with a yield of 4.49 percent. Both short-term and long-term rates increased approximately 50 basis points. However, the negative price effects of this increase are greater for fixed income securities of longer maturity.

Some of the more significant perceptions that led to rising long-term interest rates during first fiscal quarter were concerns over inflationary pressures that could develop as a result of increased energy prices caused by the disruption of gasoline refining in the Gulf of Mexico in the aftermath of Hurricane Katrina. Also of concern was the amount of government spending that would be needed to clean up the damage and rebuild the areas affected by the hurricane. In this case it was not the spending that was of concern, but rather how the U.S. Government would finance this unexpected cost. The fixed income markets focused on the amount of debt that would be needed and the inflationary effects of issuing more debt. Other news that created uncertainty regarding future inflation and monetary policy was the nomination and ultimate confirmation of a new Federal Reserve Chairman. There was market concern regarding the incoming Chairman’s stance on aggressively fighting inflation. He was perceived to be more lenient on inflation than his predecessor.

Economic measurements during the quarter did not lessen the market’s heightened inflation expectations. Annualized CPI (Consumer Price Index) ex-food and energy was approximately 2.1 percent and PCE (Personal Consumption Expenditures) ex-food and energy was approximately 2.0 percent annualized. Both readings were at the higher end of the Federal Reserve Board’s acceptable range. Measurements of economic growth may have been the leading factors in increasing -inflation expectations. GDP (Gross Domestic Product) for the quarter was projected at an annualized rate of 4.3 percent a significant increase over the 3.3 percent growth rate experienced in the previous quarter. Finally, the housing market as measured by new and existing home sales still showed positive trends month over month which gave the bond market more concerns that the Federal Reserve would continue to tighten monetary policy in hopes of slowing down the housing trend that some believe could produce a “bubble.”

Monteagle Funds

MONTEAGLE FUNDS INVESTMENT ADVISOR’S REPORT AND PERFORMANCE DATA (continued) AUGUST 31, 2006

The Fund’s performance was negative for the first quarter as were many intermediate fixed income funds. The worst performers were longer maturity bonds and some corporate bond sectors, namely automotive. The Lehman Brothers Intermediate Government/Credit index also had a negative total return for the period, -0.96 percent. The Fund underperformed the benchmark primarily because of having a higher allocation to investment grade corporate bonds (none in the automotive sector), which underperformed Treasury and Agency sectors. The Fund’s investment management did reduce corporate bond allocation during the quarter by 5 percent. However, the allocation to the corporate bond sector was still overweighted with respect to the benchmark index; 56 percent versus 32 percent as of November 30, 2005.

The second fiscal quarter continued to see Federal Reserve monetary policy continue to tighten. The FOMC met twice, and both times increased the Federal Funds rate by 0.25 percent from 4 percent to 4.5 percent. However, longer term yields did not increase proportionately to short-term yields, as was the case in the preceding three months. Much of the market’s focus in December 2005 was on the “flattening” of the yield curve. Yields of bonds having shorter maturities (usually less than 2 years) are most affected by the monetary policy employed by the Federal Reserve, while yields of bonds having longer maturities react to expectations of inflation. As inflation expectations rise, so do the yields on longer bonds and conversely, as those expectations fall we would expect the yield on longer bonds will follow.

Inflation expectations in the quarter did fluctuate. Annualized CPI ex-food and energy was approximately 2.0 percent and PCE ex-food and energy actually moderated from the previous quarter to between 1.8 percent and 1.9 percent annualized. However, increased borrowing by the U.S. Treasury created increased supply of debt issues on the market and caused concern about the demand for bonds at the then current yields. Longer bond yields increased in order to stimulate demand for bonds and there was significant demand from foreign investors, primarily foreign central banks.

While the entire bond market showed positive returns for the quarter, the best performing bonds were those having longer maturities. Intermediate investment grade corporate bonds outperformed treasury bonds during the quarter. The Fund also recovered from the negative performance of the first quarter. However, neither the Fund nor the index were able to recover fully from the first quarter, and both showed negative total returns for the first six months of the year.

The Fund’s performance for the last six months of the fiscal year ending August 31, 2006 was positive and improved significantly from the first six months, especially the last quarter. The fixed income market performed poorly in the third quarter with two more Federal Funds rate increases of 0.25 percent bringing the overnight lending rate to 5 percent. It was the sixteenth consecutive increase of 0.25 percent since the Federal Reserve began its tightening policy in June 2004, a 4 percent increase in short term rates over two years.

The bond market psychology in the third quarter was extremely negative after persistent talk from foreign central banks regarding higher inflation risks and actual tightening of monetary policy from some of the world’s strongest economies, Europe, Japan, Britain, and even China. All were concerned with accelerating global economic growth and the potential for faster inflationary pressure. While as mentioned, short rates increased by 0.5 percent during the quarter, the 10 year Treasury note was approximately 0.6 percent higher by the end of the quarter, at 5.13 percent. Furthermore, the inversion of the yield curve that had occurred in the previous quarter reversed itself. The economic readings during the quarter supported the idea that the FOMC would continue to raise short-term rates in the face of an economy that did not show signs of slowing down. The projection of annualized GDP which was reported for the three months ended March 31, 2006 was 5.3 percent, much higher than the previous quarter’s report of 1.7 percent. More jobs were being created than expected. Sales of new and existing homes were also higher than expected during the quarter. There was also higher activity in the manufacturing and service industries. Most economic signals were pointing to increased economic growth, and that certainly had a negative effect on the bond markets.

Monteagle Funds

MONTEAGLE FUNDS INVESTMENT ADVISOR’S REPORT AND PERFORMANCE DATA (continued) AUGUST 31, 2006

During the quarter ended August 31, 2006, performance for the Fund as well as that of the bond market in general was significantly positive. The biggest price appreciation was on longer term bonds. The 10 year Treasury began the quarter yielding 5.13 percent and ended at 4.73 percent, after reaching a high yield of 5.25 percent on June 28th, one day before the FOMC was to meet to decide about monetary policy. The FOMC did raise the Federal Funds rate in June to 5.25 percent. However, the official statement which accompanies every interest rate decision gave the market a signal that the FOMC might be changing their policy position from tightening to neutral. Of particular interest in the statement was:

“Recent indicators suggest that economic growth is moderating from its quite strong pace earlier this year, partly reflecting a gradual cooling of the housing market and the lagged effects of increases in interest rates and energy prices.”

While the statement also expressed the possibility of further rate increases and that the general level of inflation was currently higher than they would like, the market was focused on future inflation. The interpretation was that moderating growth will lead to moderating inflation in the future. As expected by the market, the next meeting of the FOMC (August 8) saw no change in short-term rates. The Federal Reserve was on hold for the time being.

The Treasury yield curve once again inverted in July and remained inverted for the remainder of the quarter. Because of the inverse relationship between yields and prices, as yields decrease, prices will increase. The significant decrease in longer rates enhanced returns because of price appreciation. Once again, the market is reacting to expectations that slow economic growth will be more of a concern than inflation, thereby increasing the probability that the Federal Reserve Bank will most likely have to ease monetary policy in the near future to stimulate growth once again.

What is the Fund’s Strategy?

The Fund will continue to invest in high quality intermediate term fixed income securities generally between 3 and 8 years in maturity. The Fund will continue to monitor economic conditions through the use of a proprietary model in an attempt to anticipate interest rate changes and lengthen or shorten the duration of the Fund’s portfolio of securities to maximize total return with minimal risk. The Fund will also actively manage portfolio holdings across market sectors in order to maximize total return within the scope of permitted investments defined by the Fund’s prospectus.

Monteagle Funds

MONTEAGLE FUNDS INVESTMENT ADVISOR’S REPORT AND PERFORMANCE DATA (continued) AUGUST 31, 2006

This chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fixed Income Fund since the Fund's inception. The result is compared with a broad-based securities market index and may also include an industry focused index comparison. Change in value of the Lehman Brothers Intermediate Government/Credit Bond Index is based on an inception date of December 20, 1999. The total return of the Fund includes operating expenses that reduce returns, while the total return of the Index does not include expenses. The Lehman Brothers Intermediate Government/Credit Bond Index is a widely recognized unmanaged index of bond prices and is representative of a broader market and range of securities than is found in the Fund's portfolio. The Fund is professionally managed while the Index is unmanaged and is not available for investment. Investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. During the period certain fees and expenses were waived or reimbursed by the Advisor; otherwise total return would have been lower.

Performance information presented here represents only past performance and does not necessarily indicate future results.

Monteagle Fixed Income Fund vs.
Lehman Brothers Intermediate Government/Credit Bond Index

Average Annual Total Return on 08/31/2006	One Year	Five Year	Since Inception on 12/20/1999*
Fixed Income Fund:	0.78%	3.39%	5.15%
Lehman Brothers Intermediate Government/Credit Bond Index:	1.85%	4.46%	5.87%

Investment Value on 08/31/2006 since inception
Fixed Income Fund:	$13,999
Lehman Brothers Intermediate Government/Credit Bond Index:	$14,654

*  Howe and Rusling, Inc. has been the sub-advisor to the Fund since its inception.

Monteagle Funds

MONTEAGLE FUNDS INVESTMENT ADVISOR’S REPORT AND PERFORMANCE DATA (continued) AUGUST 31, 2006

FIXED INCOME FUND (Unaudited)

EXPENSE EXAMPLE:

As a shareholder of the Fixed Income Fund, you incur two types of costs: direct costs, such as wire fees and low balance fees; and indirect costs, including management fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as “ongoing costs,” (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of March 1, 2006, through August 31, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would be higher.

	Beginning Account Value March 1, 2006	Ending Account Value August 31, 2006	Expenses Paid During Period* March 1, 2006 Through August 31, 2006

Actual	$1,000.00	$1,014.90	$5.08
Hypothetical
(5% return before expenses)	1,000.00	1,025.21	5.10

*  Expenses are equal to the Fund’s annualized expense ratio of 1.00%, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/365 days (to reflect the one-half year period). The Fund’s ending account value on the first line in the table is based on its actual total return of 1.49% for the six-month period of March 1, 2006, to August 31, 2006.

Monteagle Funds

MONTEAGLE FUNDS INVESTMENT ADVISOR’S REPORT AND PERFORMANCE DATA (continued) AUGUST 31, 2006

FIXED INCOME FUND (Unaudited)

FUND PROFILE:

Top Ten Portfolio Holdings
(% of Net Assets)

FNMA, Pool 386008, 4.52%, 04/01/2013	2.52%
GNMA, Series 2003-81-PB, 6.00%, 03/20/2029	2.40%
Nabisco, Inc., 7.05%, 07/15/2007	2.38%
FHLMC, 6.05%, 08/15/2014	2.37%
International Business Machines Corp., 5.375%, 02/01/2009	2.37%
Texas Technological University Revenues, 5.32%, 08/15/2007	2.35%
Denver Colorado City & County School District, 6.76%, 12/15/2007	2.34%
FHLMC, 4.75%, 12/08/2010	2.33%
La Grange Georgia Development Authority, 6.10%, 02/01/2010	1.81%
FHLB, 4.50%, 11/15/2012	1.72%

22.59%

Portfolio Industries
(% of Net Assets)

U.S. Government & Agency Obligations	59.12%
Corporate Bonds	28.07%
Municipal Bonds	8.49%
Money Market Funds	3.37%
Other Assets in Excess of Liabilities	0.95%
100.00%

Bond Payment Class Type with
Cash and Other Assets
(% of Net Assets)

Callable Bonds	44.25%
Non-Callable Bonds	35.97%
Mortgage Backed Bonds/Pooled	6.20%
Planned Amortization Class Bonds	4.04%
Money Market Funds	3.37%
Floating Rate Bonds	2.35%
Variable/Step-up Coupon Bonds	1.88%
Sequential Pay CMO	0.99%
Other Assets in Excess of Liabilities	0.95%
100.00%

Monteagle Funds

MONTEAGLE FUNDS INVESTMENT ADVISOR’S REPORT AND PERFORMANCE DATA (continued) AUGUST 31, 2006

MONTEAGLE QUALITY GROWTH FUND
A Discussion of Fund Performance

How did the Fund perform?

For the twelve months ended August 31, 2006, the Fund reported a total return of 0.91 percent. The S&P 500 Index and the Russell 1000 Growth Index, the Fund’s two benchmarks, had total returns of 8.88 percent and 3.68 percent, respectively, for the same period. The Fund’s net asset value as of August 31, 2006 was $7.75 versus $7.68 at August 31, 2005.

During the year, adviser reimbursements and adviser fee waivers were made. If the reimbursements and waivers had not been made, the Fund’s expenses would have been higher and the Fund’s total return would have been lower.

What is the Fund’s investment approach?

The Fund’s investment goal is long-term capital appreciation. The Fund uses a “growth investing” style by investing under normal circumstances at least 80 percent of its assets in common stock of domestic companies believed to have superior growth potential and fundamental characteristics that are significantly better than the market average and which support internal earnings growth capability. The Fund may invest in securities whose growth potential is generally unrecognized or misperceived by the market and may also look to changes in a company that involve a sharp increase in earnings, that have hired new management or that have taken measures to close the gap between the company’s share price and its takeover or asset value. The Fund only invests in companies that have a minimum market capitalization of $250 million at the time of purchase, and seeks to maintain a minimum average weighted market capitalization of $5 billion. Another characteristic of the Fund’s investment approach is an emphasis on high quality growth within the companies chosen for inclusion in the Fund’s portfolio. Also, diversification of portfolio holdings is maintained to control overall risk by taking a generalist approach rather than a focus on industry specialization.

Growth stocks are broadly defined as equities which have a price-to-earnings ratio and a price-to-book ratio greater than the relative market average with dividends tending to be lower than the relative market average. Also, growth stocks tend to have a beta (a measure of the stock’s price volatility relative to the overall market, i.e. the S&P 500) greater than 1.0.

What influenced the Fund’s performance?

During the year ended August 31, 2006, the Fund continued to be affected by world and domestic concerns including high oil and commodity prices, Federal Reserve Bank (the “Fed”) rate hike activity, the possible unwinding of an overheated domestic housing market and the combined impact of these issues on economic growth. Collectively, these factors contributed to a market environment that proved difficult given the Fund’s focus on investing in high quality growth stocks. Over the trailing twelve months, inflationary concerns and the ongoing uncertainty as to the eventual end to rate hikes continued to support a market rotation towards commodity and interest rate sensitive stocks. For the full period, traditional growth stocks in such sectors as Consumer Discretionary, Health Care and Information Technology dramatically underperformed traditional value stocks such as those found in the Energy, Financials, Materials and Utilities sectors of the market. As this fiscal year drew to a close, signs began to emerge that the market may have reached an inflection point in regards to “growth vs. value”, “high quality vs. low quality” and “large vs. small”, in each case following several years of dominance by the latter. With a greater likelihood that the Fed may indeed be at the end of the current rate hike cycle as economic growth continues to slow over coming quarters, large cap high quality traditional growth stocks appear to be set up for a period of strong relative performance entering the new fiscal year.

Monteagle Funds

MONTEAGLE FUNDS INVESTMENT ADVISOR’S REPORT AND PERFORMANCE DATA (continued) AUGUST 31, 2006

In the quarter ended November 30, 2005, the stock market experienced positive returns as commodity energy prices retreated from the highs established during Hurricanes Katrina and Rita, and as sentiment strengthened further that the end of Fed interest rate hikes was approaching. This sentiment allowed large capitalization financial companies to lead the way. The Materials, Financials and Industrials sectors were the leading sectors for both the S&P 500 Index and the Russell 1000 Growth Index.

The Fund’s portfolio outperformed when compared to the S&P 500 Index during this three month period. Overall, stock selection was a meaningful positive factor as the portfolio benefited from strong relative performance from stock holdings in Consumer Discretionary, Energy and Information Technology. An additional benefit was derived from well-timed additions to the portfolio holdings in Consumer Discretionary and Energy during market pull-backs in the quarter. Allocation was a slight negative in the quarter as the portfolio was underweighted in the strong performing Financials sector. Also, Cooper Companies, a holding in the Health Care sector, was a significant negative contributor to performance in the quarter when the company unexpectedly lowered forward earnings guidance twice in a single day.

The Fund’s portfolio performed inline with the Russell 1000 Growth Index during the quarter. The portfolio benefited from strong relative performance from stock holdings in Consumer Discretionary, Energy and Financial sectors. In addition to strong moves from longtime holdings of Cheesecake Factory, Starbucks and Franklin Resources, the timing of additions to Retailing and Energy stocks had a positive impact on performance. Offsetting this positive performance was the relative performance within the Health Care sector, namely Cooper Companies and an underweight position in pharmaceuticals which rallied on favorable litigation developments. Sector allocation compared to the Russell 1000 Growth Index did not have an impact on relative performance during the quarter.

For the fiscal first quarter, stocks in the portfolio that significantly contributed positively to returns were Adobe Systems (Graphics Software), Starbucks (Restaurants) and Yahoo (Internet) while portfolio holdings Cooper Companies (Eye Care), Maxim Integrated (Semiconductors) and Zimmer (Orthopedics) were significant negative contributors to the quarter’s returns.

The stock market continued to advance during the fiscal quarter ending February 28, 2006. As in the previous quarter, investors’ focus was largely on sizing up the Fed’s plan for interest rates and to a lesser extent on energy prices and the outlook for corporate earnings growth over the course of 2006. The “January Effect”, which sees smaller companies leading the way up to begin a new calendar year, was particularly pronounced this time around as small capitalization stocks (Russell 2000 Index) advanced 9% in the month of January compared to a 1.5% move in large cap stocks (Russell Top 200 Index). For the full fiscal quarter, Telecommunications and Materials were the best performing sectors in both the S&P 500 Index and the Russell 1000 Growth Index. Information Technology was the weakest sector in both the S&P 500 Index and the Russell 1000 Growth Index, and was the only market sector to deliver negative returns during this period.

The Fund’s portfolio underperformed during this three month period compared to the S&P 500 Index. The overall market environment proved difficult on a relative basis as the prevalent themes were value outperforming growth and low quality outperforming high, both by very meaningful amounts. This environment presented a challenge for quality growth managers. In addition to these market dynamics, stock selection in the Fund’s portfolio was negatively impacted by the weak performance of internet holdings, at least partially due to confusion created by the mandatory expensing of stock options.

Pharmaceuticals, in which the portfolio remained underweight due to a lackluster outlook for earnings growth, continued the rally that began in November. On the positive side, the Fund’s portfolio did experience very strong relative performance from portfolio holdings in the Industrials sector of the portfolio which advanced 10%, more than triple the return of this respective sector in the S&P 500. Big movers in this sector of the Fund’s portfolio included Caterpillar (+27%), Rockwell Automation (+21%) and Textron (+13%).

Monteagle Funds

MONTEAGLE FUNDS INVESTMENT ADVISOR’S REPORT AND PERFORMANCE DATA (continued) AUGUST 31, 2006

During these three months ended February 28, 2006, the Fund’s portfolio did outperform the Russell 1000 Growth Index. Asset allocation was a positive factor as the portfolio benefited from greater exposure to the strong performing Telecommunications and Financial sectors relative to the Russell 1000 Growth Index. In terms of stock selection, the strong performance of portfolio holdings in the Industrials sector offset the negative impact of relative underperformance from portfolio holdings in the Health Care and Information Technology sectors compared to the Russell 1000 Growth Index.

For the fiscal second quarter, stocks in the portfolio that significantly contributed positively to returns were Caterpillar (Machinery), Cognizant Technologies (Offshore Outsourcing) and Schlumberger Ltd. (Oilfield services) while portfolio holdings Autodesk (Design Software), EBAY (Internet) and Intel (Semiconductors) were significant negative contributors to the quarter’s returns.

The fiscal third quarter ending May 31, 2006 saw a change in tone for the broad equity market as both the S&P 500 and Russell 1000 Growth moved meaningfully lower in May following the advance in the previous quarterly timeframes that continued into April and resulted in most major indices reaching six year highs. The market’s new negative tone in May reflected a growing concern that the Fed may take interest rates too high in an effort to stave off mounting inflationary pressures. During this period, the best performing market sectors were the Energy, Industrials and Materials sectors, all three characterized by meaningful leverage to rising commodity prices. Information Technology was once again the worst performing sector in both the S&P 500 and Russell 1000 Growth Indices, followed very closely in both indices by the Health Care sector.

The Fund’s portfolio underperformed the S&P 500 Index during this three month period. As the market retreated from the April highs, there was a notable shift in investor focus towards stocks with defensive characteristics, in many cases without regard to fundamental prospects. Despite being underweighted in the weak performing Health Care sector, performance was negatively impacted by higher exposure to biotechnology, managed care and medical devices and a lack of exposure to the pharmaceutical group due to the group’s unfavorable near term growth characteristics. Despite this lack of fundamentals, the pharmaceutical group was a beneficiary of the rotation toward safety and dividends. Though the portfolio benefited from a reduction in Information Technology exposure over the course of the quarter, the portfolio did begin the quarter in an overweight position relative to the S&P 500 Index in this poor performing sector.

During the three month period ending May 31, 2006, the Fund’s portfolio underperformed the Russell 1000 Growth Index though by a much smaller degree than versus the S&P 500 Index. The negative dynamics within Health Care paralleled those discussed relative to the S&P 500 with a lack of pharmaceutical exposure weighing on performance. Offsetting this, the Fund’s portfolio did benefit from an underweight position in the weak performing Information Technology sector over the course of the quarter as well as from the combination of an overweight position in and strong stock performance from the Energy sector of the portfolio relative to the Russell 1000 Growth Index.

For the fiscal third quarter, stocks in the portfolio that significantly contributed positively to returns were BJ Services (Oilfield Services), Peabody Energy (Coal) and Schlumberger Ltd. (Oilfield Services) while portfolio holdings Getty Images (Digital Imagery), St. Jude Medical (Cardiac Devices) and UnitedHealth Group (Managed Care) were significant negative contributors to the quarter’s returns.

The final quarter of the fiscal year ending August 31, 2006 saw the broader stock market returning to positive ground. The decline that began in the previous quarter continued until mid-July but from there the market turned decidedly positive as the mix of economic indicators and statements from various Fed members indicated that the run of increases in short-term interest rates had at a minimum paused and that it was increasingly likely that the next Fed activity could actually be to start taking rates back down. The positive market reception to this unfolding scenario brought along with it a change in market leadership reflecting the likelihood that a different group of stocks would be in favor during a period of decelerating economic growth. As in the previous quarter, larger capitalization stocks continued to outperform smaller capitalization, but now, coming off the market bottom in July, with a rotation toward traditional growth sectors such as Health Care, Information Technology and Consumer Staples. For the full fiscal quarter, the best performing sectors in both the S&P 500 and the Russell 1000 Growth included Health Care, Utilities, Telecommunications and Consumer Staples. Consumer Discretion and Industrials were the worst performing sectors as investors factored in the likely impact of a slowing economy on consumer and manufacturing spending.

Monteagle Funds

MONTEAGLE FUNDS INVESTMENT ADVISOR’S REPORT AND PERFORMANCE DATA (continued) AUGUST 31, 2006

The Fund’s portfolio underperformed the S&P 500 during the fiscal fourth quarter. Despite the unfolding rotation towards traditional growth sectors late in the quarter, value stocks as measured by the Russell 1000 Value Index continued their recent leadership over the full three months, outperforming growth stocks by a meaningful margin during this period and once again creating a difficult environment for growth stock investors. Strong relative performance from portfolio holdings in the Industrials sector helped to overcome some of the negative impact of an overweight in this sector given the poor performance of industrial stocks in general during the quarter, as did strong relative performance from portfolio holdings within the Materials sector. However, within two sectors in particular the Fund was negatively impacted by the difference in composition between the Fund’s portfolio and the S&P 500. Within the Energy sector, portfolio holdings in the faster growing oilfield services industry did not keep up with the strong performance of the larger but slower growing integrated oil companies. This same dynamic was in place during this period within Telecommunications, where portfolio holdings in the higher growth wireless industry experienced weak performance while the large, slow growth traditional phone operators delivered solid returns.

During the final three month period ending August 31, 2006, the Fund’s portfolio performance was relatively inline with the Russell 1000 Growth. Though the portfolio was negatively impacted by an overweight in the weak performing Industrials sector and an underweight in the strong performing Health Care sector, performance was positively impacted by strong relative performance from the specific stock holdings within each of these two sectors of the portfolio. Stock selection was not as positive within the Consumer Discretionary and Energy sectors of the portfolio compared to the Russell 1000 Growth on a relative basis but this was offset by the strong contribution of portfolio holdings within the Materials sector of the portfolio.

For the fiscal fourth quarter, stocks in the portfolio that significantly contributed positively to returns were CVS Corp. (Drug Retail), Cognizant Technologies (Offshore Outsourcing) and Ecolab (Cleaning Chemicals) while portfolio holdings Circuit City Stores (Consumer Electronics), Sprint Nextel (Wireless Communications) and Whole Foods Market (Organic Food Retail) were significant negative contributors to the quarter’s returns.

What is the Fund’s strategy?

The Fund will continue to concentrate on high quality, large name brand corporations with broad diversification and which exhibit good “growth style” fundamentals. The Fund’s adviser will continue to be disciplined in its methodologies for stock selection and will monitor the economy and the markets to identify those equities which identify themselves as good growth prospects for the portfolio.

Monteagle Funds

MONTEAGLE FUNDS INVESTMENT ADVISOR’S REPORT AND PERFORMANCE DATA (continued) AUGUST 31, 2006

This chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Quality Growth Fund, since the Fund's inception. The result is compared with a broad-based securities market index and may also include an industry focused index comparison. The Standard & Poor’s 500 Index (“S&P 500 Index”) is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The Russell Growth Index tracks stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. While both the S&P 500 Index and the Russell 1000 Growth Index are shown, the Sub-advisor believes that the S&P 500 Index more accurately represents the Quality Growth Fund’s industry diversification, capitalization range and characteristics. The total return of the Fund includes operating expenses that reduce returns, while the total returns of each Index does not include expenses. The Fund is professionally managed, while each Index is unmanaged and is not available for investment. Investment return and principal value of an investment in the Quality Growth Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. During the period certain fees and expenses were waived or reimbursed by the Advisor; otherwise total return would have been lower.

Performance information presented here represents only past performance and does not necessarily indicate future results.

Monteagle Quality Growth Fund vs.
S&P 500 Index and
Russell 1000 Growth Index

Average Annual Total Return on 08/31/2006	One Year	Five Year	Since Inception on 03/30/1998*

Quality Growth Fund:	(1.90)%	0.40%	22.15%
S&P 500 Index:	8.88%	4.65%	3.71%
Russell 1000 Growth Index:	3.68%	1.69%	20.56%

Investment Value on 08/31/2006 since inception
Quality Growth Fund:	$11,957
S&P 500 Index:	$13,597
Russell 1000 Growth Index:	$10,478

*  Davis Hamilton Jackson & Associates, L.P. has been the sub-advisor to the Fund since its inception.

Monteagle Funds

MONTEAGLE FUNDS INVESTMENT ADVISOR’S REPORT AND PERFORMANCE DATA (continued) AUGUST 31, 2006

QUALITY GROWTH FUND (Unaudited)

EXPENSE EXAMPLE:

As a shareholder of the Quality Growth Fund, you incur two types of costs: direct costs, such as wire fees and low balance fees; and indirect costs, including management fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as “ongoing costs,” (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of March 1, 2006, through August 31, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would be higher.

	Beginning Account Value March 1, 2006	Ending Account Value August 31, 2006	Expenses Paid During Period* March 1, 2006 Through August 31, 2006
Actual	$1,000.00	$965.10	$6.14
Hypothetical
(5% return before expenses)	1,000.00	1,025.21	6.33

*  Expenses are equal to the Fund’s annualized expense ratio of 1.26%, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/365 days (to reflect the one-half year period). The Fund’s ending account value on the first line in the table is based on its actual total return of (3.49)% for the six-month period of March 1, 2006, to August 31, 2006.

Monteagle Funds

MONTEAGLE FUNDS INVESTMENT ADVISOR’S REPORT AND PERFORMANCE DATA (continued) AUGUST 31, 2006

QUALITY GROWTH FUND (Unaudited)

FUND PROFILE:

Top Ten Portfolio Holdings
(% of Net Assets)

Microsoft Corp.	4.12%
PepsiCo, Inc.	3.61%
General Electric Co.	3.46%
Pfizer, Inc.	3.05%
Bank of America Corp.	2.82%
Danaher Corp.	2.56%
Yahoo!, Inc.	2.52%
The Walt Disney Co.	2.50%
American International Group, Inc.	2.48%
Wal-Mart Stores, Inc.	2.27%
29.39%

Top Ten Portfolio Industries
(% of Net Assets)

Miscellaneous Manufacturing	7.94%
Retail	7.68%
Telecommunications	6.83%
Financial Services	5.11%
Food & Beverages	4.75%
Biotechnology	4.70%
Insurance	4.65%
Oil & Gas	4.42%
Semiconductors	4.26%
Computer Software & Services	4.12%
54.46%

Economic Sectors with Cash and Other Liabilities
(% of Net Assets)

Information Technology	20.22%
Industrials	16.62%
Health Care	14.63%
Consumer Staples	12.74%
Financials	12.57%
Consumer Discretionary	7.41%
Materials	5.81%
Energy	5.23%
Short-Term Investments	3.17%
Telecommunication Services	2.45%
Other Liabilities	(0.85)%
100.00%

Monteagle Funds

MONTEAGLE FUNDS INVESTMENT ADVISOR’S REPORT AND PERFORMANCE DATA (continued) AUGUST 31, 2006

MONTEAGLE LARGE-CAP GROWTH FUND
A Discussion of Fund Performance

How did the Fund perform?

For the year ended August 31, 2006, the Fund reported a total return of -3.99 percent. The S&P 500 Index gained 8.88 percent and the Russell 1000 Growth Index gained 3.68 percent during the same time frame. During that time, the Fund’s net asset value fell from $6.27 to $6.02 per share.

During the year, adviser reimbursements and/or adviser fee waivers were made. If the reimbursements and waivers had not been made, the Fund’s expenses would have been higher and the Fund’s total return would have been lower.

What is the Fund’s investment approach?

The Fund’s investment philosophy is that growing companies of high quality outperform broad market indices over full market cycles. Companies are identified using a strict application of a combined quantitative and qualitative strategy. The quantitative strategy screens the universe of larger capitalization companies (over $5 billion market capitalization) for stable, above market earnings growth, above market return on equity and attractive relative valuation. Companies meeting the quantitative criteria are then further analyzed for the characteristics of high quality companies, including superiority in management, products, distribution, access to markets and business plan implementation. The Fund holds between 25 and 35 securities and the holdings are diversified to include no more than two times the S&P 500 Index’s weighting for any particular sector. Holdings are generally equally weighted, and are trimmed back when a position size exceeds 6 percent of the total portfolio.

What influenced the Fund’s performance?

The early part of the fiscal period was positive for the Fund, with the net asset value starting the period at $6.27 per share and reaching a high of $7.02 in January 2006. Around April of 2006 however, the environment for fast growing companies turned decidedly negative, with the Fund losing ground through July 2006, with its net asset value of $5.82 during the month. While the month of August saw some recovery in the Fund’s value, the overall period was affected by the April through July 2006 performance, resulting in the Fund’s underperformance compared to the Russell 1000 Growth Index for the year. Most of the impact came in a single month, May 2006, when the Fund’s net asset value fell in excess of
9 percent.

During the year, three main market themes have played various roles in investor decision making. First, and perhaps the most significant, has been the activity of the Federal Reserve (“Fed”) increasing the level of short term interest rates. The second issue has been the sharp rise in commodity prices, with most of the focus being on oil and the final factor, has been the resolutely strong US economy during this time period.

After an unprecedented 17 consecutive interest rate hikes, the Fed finally paused its tightening cycle at the August 8 meeting. During the cycle, the Fed Funds rate went from 1 percent in May of 2004 to 5.25 percent in June 2006. The new Fed Chairman, who assumed leadership on February 1, 2006, started his tenure by continuing the tightening policy of his predecessor. Unfortunately for the markets, the Chairman’s initial public messages were perceived as contradictory and inconsistent, giving the markets some uneasiness. However, the market has seemed to understand the message more clearly recently.

Monteagle Funds

MONTEAGLE FUNDS INVESTMENT ADVISOR’S REPORT AND PERFORMANCE DATA (continued) AUGUST 31, 2006

Since September of 2005, the rising price of oil has been a topic of intense public debate. Its impact on the markets has been the perception that rising gasoline prices will reduce consumers’ disposable income. Also, oil has affected which stocks have been the biggest winners over the past year, with energy companies performing the best. The price of a barrel of oil rose sharply in late August 2005 to $70 due to the impact of Hurricane Katrina, and then moderated to around $55 a barrel late last year. This year, the price rose to over $75 a barrel in July-August, though it has fallen somewhat since then.

Against the backdrop of the Fed’s tightening and the fear of rising commodity prices has been continuing strength of the underlying US economy. Gross Domestic Product (“GDP”) growth during the past year has been strong, averaging 3.6 percent over the past 4 quarters (compared to 3.4 percent for 2004 and 3.2 percent for 2005). Unemployment is historically low, reported at 4.7 percent for the month of August 2006. As of August 2006, employers have added jobs for 33 consecutive months while corporate earnings remained strong, with a record 17 consecutive quarters of double digit earnings growth.

While the underlying economic trends would seem positive for equities, the results have not been that positive for large cap growth stocks. After several strong relative years, the Fund has had a difficult period of performance from January through August 2006. Year-to-date, the worst performing stocks in the Russell 1000 Growth Index have been those with the highest projected growth rates, while those companies with the lowest projected growth rates have performed the best. The difference in performance is significant, with companies expected to grow their 5 year earnings in excess of 20 percent annually losing 6.2 percent on average, while companies expected to grow their earnings less than 10 percent gaining 13.2 percent. This is an average performance difference of 19.4 percent between fast and slow growing companies in only an 8 month period.

What is the Fund’s Strategy?

The primary strategy of the Fund is to focus on quality companies with the best long term growth prospects. History has demonstrated that over time, companies with the best earnings growth do outperform their peers. We will focus on identifying these companies. As far as the companies currently held by the Fund, not a single one disappointed us last quarter in their earnings. On a 12 month basis, the companies held by the Fund have grown their earnings on average in excess of 39 percent (compared to 13.5 percent for the S&P 500). Yet, on a Price-to-Earnings ratio to Growth Rate basis (PEG) measurement, these companies are at the most undervalued level in a decade. We believe the market will recognize the growth rates of the Fund’s holdings and their attractive relative valuation.
Monteagle Funds

MONTEAGLE FUNDS INVESTMENT ADVISOR’S REPORT AND PERFORMANCE DATA (continued) AUGUST 31, 2006

This chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Large-Cap Growth Fund, since the Fund's inception. The result is compared with a broad-based securities market index and may also include an industry focused index comparison. The Standard & Poor’s 500 Index (“S&P 500 Index”) is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The total return of the Fund includes operating expenses that reduce returns, while the total returns of the Index does not include expenses. The Fund is professionally managed, while the Index is unmanaged and is not available for investment. Investment return and principal value of an investment in the Large-Cap Growth Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. During the period certain fees and expenses were waived or reimbursed by the Advisor; otherwise total return would have been lower.

*September 1, 2003 is the date Northstar Capital Management became the adviser to the Fund. Since inception returns are for the period September 1, 2003 through August 31, 2006.

Performance information presented here represents only past performance and does not necessarily indicate future results.

Large-Cap Growth Fund vs.
S&P 500 Index

Average Annual Total Return on 08/31/2006	One Year	Five Year	Since Inception on 01/18/2000*
Large-Cap Growth Fund:	(3.99)%	(2.11)%	(7.37)%
S&P 500 Index:	8.88%	4.65%	(0.04)%

Investment Value on 08/31/2006 Since Inception
Large-Cap Growth Fund:	$12,072
S&P 500 Index:	$13,659

*  Northstar Capital Management became the sub-adviser to the Fund on September 1, 2003. The total return for the period September 1, 2003 through August 31, 2006 was 6.48%.

Monteagle Funds

MONTEAGLE FUNDS INVESTMENT ADVISOR’S REPORT AND PERFORMANCE DATA (continued) AUGUST 31, 2006

LARGE-CAP GROWTH FUND (Unaudited)

EXPENSE EXAMPLE:

As a shareholder of the Large-Cap Growth Fund, you incur two types of costs: direct costs, such as wire fees and low balance fees; and indirect costs, including management fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as “ongoing costs,” (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of March 1, 2006, through August 31, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would be higher.

	Beginning Account Value March 1, 2006	Ending Account Value August 31, 2006	Expenses Paid During Period* March 1, 2006 Through August 31, 2006

Actual	$1,000.00	$873.70	$5.71
Hypothetical
(5% return before expenses)	1,000.00	1,025.21	6.18

*  Expenses are equal to the Fund’s annualized expense ratio of 1.21%, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/365 days (to reflect the one-half year period). The Fund’s ending account value on the first line in the table is based on its actual total return of (12.63)% for the six-month period of March 1, 2006, to August 31, 2006.

Monteagle Funds

MONTEAGLE FUNDS INVESTMENT ADVISOR’S REPORT AND PERFORMANCE DATA (continued) AUGUST 31, 2006

LARGE-CAP GROWTH FUND (unaudited)

FUND PROFILE:

Top Ten Portfolio Holdings
(% of Net Assets)

Cognizant Technology Solutions Corp.	5.10%
Smith International, Inc.	4.41%
Gilead Sciences, Inc.	4.32%
Medco Health Solutions, Inc.	4.29%
Chicago Mercantile Exchange Holdings, Inc.	4.28%
American Express Co.	4.18%
Franklin Resources, Inc.	4.17%
Baker Hughes, Inc.	3.98%
Coach, Inc.	3.86%
Apple Computer, Inc.	3.68%
42.27%

Top Ten Portfolio Industries
(% of Net Assets)

Financial Services	19.80%
Oil & Gas	10.61%
Retail	10.36%
Computers	8.78%
Biotechnology	7.86%
Aerospace & Defense	5.55%
Pharmaceuticals	4.29%
Apparel	3.86%
MultiMedia	3.57%
Telecommunications	3.57%
78.25%

Economic Sectors with
Cash and Other Liabilities
(% of Net Assets)

Financials	21.16%
Consumer Discretionary	17.69%
Health Care	15.61%
Information Technology	15.51%
Industrials	12.29%
Energy	10.61%
Short-Term Investments	4.20%
Consumer Staples	3.66%
Other Liabilities	(0.73)%
100.00%

Monteagle Funds

MONTEAGLE FUNDS INVESTMENT ADVISOR’S REPORT AND PERFORMANCE DATA (continued) AUGUST 31, 2006

MONTEAGLE SELECT VALUE FUND
A Discussion of Fund Performance

How did the Fund perform?

For the twelve months ended August 31, 2006, the Fund reported a total return of 7.26 percent. The S&P 500 Index and the Russell 1000 Value Index had total returns of 8.88 percent and 13.96 percent, respectively for the same period. The Fund’s net asset value per share as of August 31, 2006 was $14.02 versus $13.32 at August 31, 2005.

During the year, adviser reimbursements and/or adviser fee waivers were made. If the reimbursements and waivers had not been made, the Fund’s expenses would have been higher and the Fund’s total return would have been lower.

What is the Fund’s investment approach?

The Fund’s investment goal is long-term capital appreciation. The Fund uses a “value investing” style by investing under normal circumstances at least 80 percent of its assets in common stock of domestic companies believed to be under-priced relative to comparable securities determined by price-to-earnings ratios, cash flows or other measures. The Fund’s adviser predominately utilizes a reversion-to-the-mean strategy on stock selection in order to achieve its results rather than trying to time market fluctuations. The adviser limits the pool of stocks to consider for purchase to only those equities in the S&P 500 Index. In selecting stocks, the Fund’s adviser establishes valuation parameters by using relative ratios or target prices to evaluate companies on several levels. Additionally, the adviser will have the Fund hold between 40 and 60 equities and diversify its holdings across numerous industries, generally limiting issues in any one industry to five securities or less. The Fund seeks to maintain a minimum average weighted market capitalization of $5 billion.

Value stocks are broadly defined as equities which have a price-to-earnings ratio and a price-to-book ratio less than the relative market average with dividends tending to be higher than the relative market average. Also, value stocks tend to have a beta (a measure of the stock’s price volatility relative to the overall market, i.e. the S&P 500) less than 1.0.

What influenced the Fund’s performance?

During the year ended August 31, 2006, the Fund continued to be affected by world and domestic concerns including high oil and commodity prices, a new Chairman of the Federal Reserve Board (the “Fed”) and the related Fed rate hike activity, the concerns of a domestic housing market bubble and how the combined impact of these issues affect the U.S. economic growth. These factors contributed to a market environment that proved difficult given the Fund’s focus on investing in out-of-favor companies of the S&P 500 Index with a reversion-to-the-mean approach. With the high oil prices, the Energy sector was significantly absent from the portfolio due to its sector reversion as the equities in the Energy sector performed quite well during the fiscal year. Also, inflationary concerns and the markets expectations of no further interest rate hikes supported a market movement towards equities that are commodity based or that are interest rate sensitive. This rotation helped the Fund’s performance as the Fund held Financial and Material sector stocks. Traditional value stocks such as those found in the Energy, Financials, Materials and Utilities sectors of the market boosted the S&P 500 Index’s performance for the fiscal year. As the current interest rate hike cycle may be at the end of its movement upwards and as the U.S. economic growth is expected to slow over coming quarters, large cap high quality stocks appear to be ready for a period of strong performance entering the new fiscal year.

Monteagle Funds

MONTEAGLE FUNDS INVESTMENT ADVISOR’S REPORT AND PERFORMANCE DATA (continued) AUGUST 31, 2006

In the first fiscal quarter ended November 30, 2005, the stock market experienced positive returns as commodity energy prices retreated from the highs established during Hurricanes Katrina and Rita, and as sentiment strengthened further that the end of Fed interest rate hikes was approaching. This sentiment allowed large capitalization financial companies to lead the way. The Materials, Financials and Industrials sectors were the leading sectors for the S&P 500 Index.

The Fund’s portfolio underperformed when compared to the S&P 500 Index during this three month period. The underperformance compare to the S&P 500 Index was due to the Fund’s allocation to the Health Care, Consumer Staples and Consumer Discretionary sectors which were the weakest performing sectors of the Index during the period. The Fund benefited from its lack of exposure to the Energy and Utility sectors as these were the worst performing sectors of the Index.

In the first fiscal quarter, stocks that were disposed of under the reversion-to-the-mean strategy were Albertsons Inc., Cigna Corp, Deluxe Corporation and Watson Pharmaceuticals. Also, due to a significant break-down in the fundamentals of Lexmark International, this equity was eliminated from the portfolio. Affecting the performance of the Fund’s portfolio was a large inflow of new assets in October. These inflows along with other security disposals allowed for a reduction in the Consumer Staples, Consumer Discretionary and Healthcare sectors while increasing the portfolio’s exposure in the Industrials, Materials and Information Technology sectors. Investing during the quarter involved averaging in to existing holdings as no new companies were added.

During second fiscal quarter ending February 28, 2006, the stock market continued to advance as investors’ continued to focus on interest rates, oil prices and the outlook for corporate earnings growth for 2006. For the full fiscal quarter, Telecommunications and Materials were the best performing sectors in the S&P 500 Index. Information Technology was the weakest sector in the S&P 500 Index and was the only market sector to deliver negative returns during this period.

The Fund’s portfolio underperformed the S&P 500 Index during this fiscal quarter. The overall market environment proved difficult and stock selection in the Fund’s portfolio was negatively impacted by the weak performance of internet holdings, at least partially due to confusion created by the mandatory expensing of stock options. The Fund’s portfolio performance was positively affected by its stock selections in the Telecommunications and Energy sectors relative to the S&P 500 Index. Additionally, the Fund’s underperformance versus the Index was aided by its stock selections in the Information Technology, Financials and Consumer Discretionary sectors. Securities in the portfolio contributing to the Fund’s positive performance were Verizon, Bellsouth and Bemis with Symbol Technologies, HCA and Medtronic lowering the performance of the Fund. Also affecting the performance of the Fund’s portfolio was the addition of five stocks in the Energy sector during the quarter. These stocks included Baker Hughes, Chevron, Noble, Sunoco and Valero Energy. These stocks were added during a pull-back in the Energy sector as the portfolio manager determined an exposure to the Energy sector was necessary. Also during the period, several stocks were sold while three new holdings were added under reversion-to-the-mean strategy. The new portfolio additions included Walt Disney, Johnson & Johnson and Walgreen Co. The Fund’s dispositions included Ford, Fannie Mae, Avon Products and Southwest Airlines. The Fund continues to be broadly allocated through all sectors of the Index except in Utilities sector for which the Fund has no holdings.

During fiscal third quarter ending May 31, 2006, the S&P 500 Index moved meaningfully lower. This move came shortly after most of the major indices reached six year highs. The market’s new negative tone reflected a growing concern that the Fed may take interest rates too high in an effort to stave off mounting inflationary pressures. During this period, the best performing market sectors were the Energy, Industrials and Materials sectors. The Information Technology and Health Care sectors were the worst performing sectors in the S&P 500 Index.

Monteagle Funds

MONTEAGLE FUNDS INVESTMENT ADVISOR’S REPORT AND PERFORMANCE DATA (continued) AUGUST 31, 2006

The Fund’s portfolio outperformed the S&P 500 Index during this quarter. The markets retreated from the April highs as there was a notable shift in investor focus towards stocks with defensive characteristics. The pharmaceutical group was a beneficiary of the rotation toward safety and dividends. Though the portfolio performance was hindered by the Information Technology exposure over the course of the quarter, the portfolio did benefit from its exposure to the Consumer Staples, Consumer Discretionary, Financial and its recently added Energy sector stocks. During the quarter the Fund added Verizon Communications to the holdings while taking profits by selling Sunoco, Baker Hughes and Kohl’s Corp. Also, a portion of the Bellsouth holdings was sold after the recent merger announcement, pending regulatory approval, of AT&T and Bellsouth.

In fourth fiscal quarter ending August 31, 2006, the S&P 500 Index returned to positive ground. The mix of positive economic indicators and statements from various Fed members indicated that short-term interest rate increases had paused. As in the previous quarter, a rotation toward larger capitalization stocks continued with sectors such as Health Care, Information Technology and Consumer Staples. The best performing sectors in the S&P 500 Index included Health Care, Utilities, Telecommunications and Consumer Staples. Consumer Discretion and Industrials were the worst performing sectors due to the slowing economy and its effects on consumer and manufacturing spending.

The Fund’s portfolio underperformed the S&P 500 during the fiscal fourth quarter. During the quarter the Fund’s holdings in the Energy sector were eliminated while the portfolio manager added to the Health Care, Information Technology and Industrial sectors. Recent increases in the Energy sector and the softening of the oil and commodity prices precipitate the selling of the Fund’s holdings in the Energy sector. Other portfolio holdings were sold under the reversion-to-the-mean strategy eliminating holdings such as Cendant, Walt Disney, Eaton, First Data Corporation, Harley Davidson, HCA, Medtronic, Bemis and PPG Industries. Additions to the portfolio during the period included Dell, Dow Chemical, Target, Aetna, Amgen, Jabil Circuit, Patterson Cos, Health Management Associates and Hershey Foods. Also added at the discretion of the portfolio manager was an exposure to the defense industry with the purchase of Northrop Grumman. The Fund’s performance was positively impacted by its exposure to the Health Care, Consumer Staples and Telecommunications Services sectors. The Fund’s investments in the Industrial and Consumer Discretionary sectors limited the Fund’s performance for the quarter.

What is the Fund’s strategy?

The Fund will continue to concentrate on equities contained in the S&P 500 Index which generally consist of large name brand corporations with good fundamentals and broad product diversification. The Fund’s adviser will continue to be disciplined in the use of its predominate strategy of reversion-to-the-mean by applying its “value investing” approach valuation model; thereby, allowing the market’s volatility to identify those securities that become under-valued and are poised to be the next performers in the market.

Monteagle Funds

MONTEAGLE FUNDS INVESTMENT ADVISOR’S REPORT AND PERFORMANCE DATA (continued) AUGUST 31, 2006

This chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Select Value Fund, since the Fund's inception. The result is compared with a broad-based securities market index and may also include an industry focused index comparison. The Standard & Poor’s 500 Index (“S&P 500 Index”) is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The total return of the Fund includes operating expenses that reduce returns, while the total returns of each Index does not include expenses. The Fund is professionally managed, while the Index is unmanaged and is not available for investment. Investment return and principal value of an investment in the Select Value Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. During the period certain fees and expenses were waived or reimbursed by the Advisor; otherwise total return would have been lower.

Performance information presented here represents only past performance and does not necessarily indicate future results.

Select Value Fund vs.
S&P 500 Index

Average Annual Total Return on 08/31/2006	One Year	Five Year	Since Inception on 03/30/1998*
Select Value Fund:	4.60%	7.88%	5.37%
S&P 500 Index:	8.88%	4.65%	3.71%

Investment Value on 08/31/2006
Select Value Fund:	$15,533
S&P 500 Index:	$13,597

*  Parkway Advisors, L.P. became the adviser to the Fund on March 1, 2004. The total return for the period March 1, 2004 through August 31, 2006 was 6.95%.

Monteagle Funds

MONTEAGLE FUNDS INVESTMENT ADVISOR’S REPORT AND PERFORMANCE DATA (continued) AUGUST 31, 2006

SELECT VALUE FUND (Unaudited)

EXPENSE EXAMPLE:

As a shareholder of the Select Value Fund, you incur two types of costs: direct costs, such as wire fees and low balance fees; and indirect costs, including management fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as “ongoing costs,” (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of March 1, 2006, through August 31, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would be higher.

	Beginning Account Value March 1, 2006	Ending Account Value August 31, 2006	Expenses Paid During Period* March 1, 2006 Through August 31, 2006
Actual	$1,000.00	$1,033.70	$6.36
Hypothetical
(5% return before expenses)	1,000.00	1,025.21	6.33

*  Expenses are equal to the Fund’s annualized expense ratio of 1.26%, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/365 days (to reflect the one-half year period). The Fund’s ending account value on the first line in the table is based on its actual total return of 3.37% for the six-month period of March 1, 2006, to August 31, 2006.
Monteagle Funds

MONTEAGLE FUNDS INVESTMENT ADVISOR’S REPORT AND PERFORMANCE DATA (continued) AUGUST 31, 2006

SELECT VALUE FUND (Unaudited)

FUND PROFILE:

Top Ten Portfolio Holdings
(% of Net Assets)

Verizon Communications, Inc.	3.38%
Symbol Technologies, Inc.	2.72%
Merck & Co., Inc.	2.69%
AT&T, Inc.	2.46%
Applied Materials, Inc.	2.32%
Intel Corp.	2.31%
Wal-Mart Stores, Inc.	2.31%
Bemis Co., Inc.	2.31%
International Paper Co.	2.23%
Microsoft Corp.	2.22%
24.95%

Top Ten Portfolio Industries
(% of Net Assets)

Food & Beverages	9.55%
Telecommunications	7.23%
Miscellaneous Manufacturing	6.75%
Retail	5.75%
Chemicals	5.65%
Banks	5.64%
Pharmaceuticals	4.62%
Semiconductors	4.62%
Financial Services	4.05%
Electronics	3.78%
57.64%

Economic Sectors with Cash and Other Assets
(% of Net Assets)

Consumer Discretionary	14.65%
Consumer Staples	14.60%
Information Technology	14.57%
Financials	13.27%
Materials	12.36%
Industrials	10.71%
Health Care	7.60%
Telecommunication Services	7.23%
Short-Term Investments	4.86%
Other Assets	0.15%
100.00%

Monteagle Funds

MONTEAGLE FUNDS INVESTMENT ADVISOR’S REPORT AND PERFORMANCE DATA (continued) AUGUST 31, 2006

MONTEAGLE VALUE FUND
A Discussion of Fund Performance

How did the Fund perform?

For the year ended August 31, 2006, the Fund reported a total return of 8.25 percent. The S&P 500 Index and the Russell 2000 Value Index had total returns of 8.88 percent and 12.72 percent respectively for the same time period. The Fund’s net asset value per share as of August 31, 2006 was $16.55 versus $15.43 at August 31, 2005.

During the year, adviser reimbursements and/or adviser fee waivers were made. If the reimbursements and waivers had not been made, the Fund’s expenses would have been higher and the Fund’s total return would have been lower.

What is the Fund’s investment approach?

The Fund’s investment goal is to achieve maximum returns through investing in undervalued companies. The Fund determines value usually based on price-to-earnings ratios, but also reviews historical price to book value ratios, dividend yield and balance sheet quality in determining whether prospective investments are truly undervalued. The Fund’s adviser also makes industry determinations based upon interest rate cycles. The adviser will hold between 30 and 40 equities. The Fund seeks to maintain a minimum average market capitalization of $5 billion. The current average market capitalization exceeds $30 billion. The current price to earnings ratio is 11.4 times 2007 earnings and currently yields 1.7 percent. The S&P 500 currently trades at 14.8 times 2007 earnings and yields 1.8 percent.

What influenced the Fund’s performance?

During the year ended August 31, 2006, the Fund achieved its performance through continued recovery in the petroleum industry as rising energy prices increased profits within the Fund’s respective energy stocks. While the recent decline in the Fund reflects the current decline in commodity prices, the overall fundamentals of the holdings remain intact. The recovery in the overall economy is slowing as a result of the recent tightening in the monetary policy and has eliminated the speculative nature of the economically sensitive issues attained during the first half of 2006.

The current market implies reasonable, if not attractive, equity values as the Federal Reserve has recently indicated less concern about rising inflationary pressures. The strength in the U.S. bond market has afforded the overall stock market a very attractive rally that may signal better economic times in the foreseeable future. Midterm Congressional elections and tentative geopolitical issues cloud the horizon and are restraining the financial markets from extreme valuations in either direction.

During the first half of the Fund’s fiscal year, the energy markets enjoyed very positive fundamentals as prices rose. Many of the Fund’s holding were purchased in 2003 and 2004 and were extremely undervalued at that time. As these positions have appreciated, the fundamentals for these holdings remain quite favorable for the foreseeable future.

Monteagle Funds

MONTEAGLE FUNDS INVESTMENT ADVISOR’S REPORT AND PERFORMANCE DATA (continued) AUGUST 31, 2006

More recently, the Fund has under-performed the overall market as the economically sensitive issues have corrected, thereby adjusting to the economic slowdown. Once again, many of these holdings remain undervalued either on a historical price to book value basis or price to earnings ratio basis. Any change by the Federal Reserve to lower interest rates should positively affect the Fund’s holdings. Yet, such an action is not anticipated until the first quarter of 2007.

What is the Fund’s current strategy?

The Fund currently is over-weighted in the energy sector and is under-weighted in the financial services sector. The Fund believes the energy industry is two-thirds complete in re-capitalizing its industry. Longer term, the worldwide demand for energy continues to rise faster than the industry’s current supply. The Fund has limited exposure to technology companies and has attractive positions in industrials and materials industries. The Fund has a market weighting in the utility industry. Recent additions to the Fund include retailers and newspaper stocks.

Monteagle Funds

MONTEAGLE FUNDS INVESTMENT ADVISOR’S REPORT AND PERFORMANCE DATA (continued) AUGUST 31, 2006

This chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Value Fund, since the Fund's inception. The result is compared with a broad-based securities market index and may also include an industry focused index comparison. The Standard & Poor’s 500 Index (“S&P 500 Index”) is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The Russell 2000 Value Index tracks stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. The total return of the Fund includes operating expenses that reduce returns, while the total returns of each Index does not include expenses. The Fund is professionally managed, while each Index is unmanaged and is not available for investment. Investment return and principal value of an investment in the Value Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. During the period certain fees and expenses were waived or reimbursed by the Advisor; otherwise total return would have been lower.

Performance information presented here represents only past performance and does not necessarily indicate future results.

Value Fund vs.
Russell 2000 Value Index and
S&P 500 Index

Average Annual Total Return on 08/31/2006	One Year	Five Year	Since Inception on 12/20/1999*
Value Fund:	8.25%	8.00%	11.01%
Russell 2000 Value Index:	12.72%	14.03%	16.14%
S&P 500 Index:	8.88%	4.65%	0.36%

Investment Value on 08/31/2006
Value Fund:	$20,137
Russell 2000 Value Index:	$27,262
S&P 500 Index:	$10,241

*  Robinson Investment Group, Inc. has been the sub-advisor to the Fund since its inception.

Monteagle Funds

MONTEAGLE FUNDS INVESTMENT ADVISOR’S REPORT AND PERFORMANCE DATA (continued) AUGUST 31, 2006

VALUE FUND (Unaudited)

EXPENSE EXAMPLE:

As a shareholder of the Value Fund, you incur two types of costs: direct costs, such as wire fees and low balance fees; and indirect costs, including management fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as “ongoing costs,” (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of March 1, 2006, through August 31, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would be higher.

	Beginning Account Value March 1, 2006	Ending Account Value August 31, 2006	Expenses Paid During Period* March 1, 2006 Through August 31, 2006
Actual	$1,000.00	$998.80	$6.20
Hypothetical
(5% return before expenses)	1,000.00	1,025.21	6.28

*  Expenses are equal to the Fund’s annualized expense ratio of 1.23%, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/365 days (to reflect the one-half year period). The Fund’s ending account value on the first line in the table is based on its actual total return of (0.12)% for the six-month period of March 1, 2006, to August 31, 2006.

Monteagle Funds

MONTEAGLE FUNDS INVESTMENT ADVISOR’S REPORT AND PERFORMANCE DATA (continued) AUGUST 31, 2006

VALUE FUND (Unaudited)

FUND PROFILE:

Top Ten Portfolio Holdings
(% of Net Assets)

Halliburton Co.	5.31%
Transocean, Inc.	4.79%
Trinity Industries, Inc.	4.79%
Tidewater, Inc.	4.79%
Rowan Cos., Inc.	4.33%
Sonoco Products Co.	4.00%
Barrick Gold Corp.	4.01%
Duke Energy Corp.	3.67%
Sears Holdings Corp.	3.45%
Hess Corp.	3.29%
42.43%

Top Ten Portfolio Industries
(% of Net Assets)

Oil & Gas	31.12%
Mining	9.22%
Retail	8.36%
MultiMedia	5.96%
Pharmaceuticals	5.44%
Telecommunications	5.00%
Miscellaneous Manufacturing	4.79%
Containers & Packaging	4.00%
Electric	3.67%
Real Estate	2.98%
80.54%

Economic Sectors with
Cash and Other Assets
(% of Net Assets)

Energy	31.12%
Materials	16.18%
Consumer Discretionary	14.32%
Industrials	9.99%
Health Care	5.44%
Telecommunication Services	5.00%
Utilities	3.67%
Real Estate Investment Trusts	2.98%
Consumer Staples	2.64%
Financials	2.44%
Information Technology	2.31%
Short-Term Investments	2.14%
Other Assets	1.77%
100.00%

Monteagle Funds

MONTEAGLE FIXED INCOME FUND SCHEDULE OF INVESTMENTS AUGUST 31, 2006

Principal	Market
Amount	Value

CORPORATE BONDS - 28.07%

Abbott Laboratories
500,000	5.40%, 09/15/2008	$502,082
Alcoa, Inc.
500,000	5.375%, 01/15/2013	498,169
American Express Co.
500,000	4.75%, 06/17/2009	495,092
Bank of America Corp.
500,000	4.875%, 01/15/2013	487,603
Bank of America Corp.
250,000	5.875%, 02/15/2009	254,110
Bottling Group LLC
500,000	4.625%, 11/15/2012	482,367
Bristol Myers Squibb Co.
500,000	5.75%, 10/01/2011	507,095
CIT Group, Inc.
500,000	4.75%, 12/15/2010	487,836
Coca-Cola Co.
500,000	5.75%, 03/15/2011	510,852
Credit Suisse First Boston USA, Inc.
350,000	4.875%, 08/15/2010	344,799
First Data Corp.
500,000	4.85%, 10/01/2014	479,186
General Electric Credit Corp.
500,000	5.00%, 02/01/2013	491,490
Goldman Sachs Group, Inc.
500,000	5.25%, 10/15/2013	490,753
International Business Machines Corp.
1,000,000	5.375%, 02/01/2009	1,005,773
JPMorgan Chase & Co.
500,000	4.50%, 01/15/2012	480,536
Lehman Brothers Holdings, Inc.
500,000	4.375%, 11/30/2010	482,865
Merck & Co., Inc.
500,000	4.75%, 03/01/2015	474,840
Nabisco, Inc.
1,000,000	7.05%, 07/15/2007	1,009,464
SBC Communications, Inc.
200,000	5.625%, 06/15/2016	196,141
SLM Corp.
500,000	4.50%, 07/26/2010	485,175
SunTrust Bank
500,000	6.375%, 04/01/2011	520,543
Textron Financial Corp.
500,000	4.125%, 03/03/2008	490,545
UnitedHealth Group, Inc.
250,000	5.00%, 08/15/2014	240,410
Wells Fargo & Co.
500,000	5.25%, 12/01/2007	498,518
TOTAL CORPORATE BONDS (Cost $12,319,850)		11,916,244

MUNICIPAL BONDS - 8.49%
Colorado - 2.40%

Denver Colorado City & County School District
25,000	6.76%, 12/15/2007	25,445
975,000	6.76%, 12/15/2007	991,741
		1,017,186
Georgia - 2.55%

Atlanta & Fulton County Recreation Authority
300,000	6.625%, 12/01/2011	310,764

La Grange Georgia Development Authority Revenue
750,000	6.10%, 02/01/2010	770,287
		1,081,051
New Jersey - 1.19%

New Jersey Sports & Exposition Authority
500,000	7.375%, 03/01/2007	505,165

Texas - 2.35%

Texas Technological University Revenues
1,000,000	5.32%, 08/15/2007	999,780

TOTAL MUNICIPAL BONDS (Cost $3,558,983)		3,603,182

The accompanying notes are an integral part of the financial statements.

Monteagle Funds

MONTEAGLE FIXED INCOME FUND SCHEDULE OF INVESTMENTS AUGUST 31, 2006

Principal	Market
Amount	Value

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 59.12%
FFCB - 8.38%
300,000	4.30%,11/18/2009	$293,096
300,000	4.50%,10/24/2007	297,670
500,000	4.70%,05/25/2010	491,578
500,000	4.95%,03/12/2013	488,023
300,000	4.95%,11/12/2013	297,919
400,000	5.00%,12/12/2012	391,508
500,000	5.27%,01/18/2008(a)	500,450
300,000	5.40%,10/06/2015	295,623
250,000	6.00%,06/19/2013	251,077
250,000	6.23%,12/21/2018	249,375
		3,556,319

FHLB - 15.51%
300,000	3.75%,09/29/2006	299,610
100,000	4.20%,08/27/2009(a)	98,388
300,000	4.275%,06/27/2008	295,707
300,000	4.375%,10/27/2006	299,514
750,000	4.50%,11/15/2012	729,016
300,000	4.625%,08/25/2008	296,872
300,000	4.85%,09/27/2010	294,403
200,000	4.90%,11/21/2007	199,290
500,000	5.00%,08/09/2010(a)	495,245
250,000	5.00%,01/26/2009	248,434
300,000	5.17%,09/22/2014	292,966
500,000	5.25%,06/18/2014	505,989
500,000	5.25%,02/13/2008	501,079
300,000	5.375%,02/15/2007	300,023
200,000	5.50%,02/16/2007(a)	199,831
500,000	5.50%,08/28/2013	499,514
500,000	6.00%,06/18/2013	503,623
500,000	6.795%,06/30/2009	524,424
		6,583,928

FHLMC - 15.78%
300,000	Series1,3.75%,11/15/2006	298,991
500,000	SeriesMTN,4.00%,11/20/2015	498,165
300,000	4.50%,02/15/2008	297,173
1,000,000	4.75%,12/08/2010	988,997
250,000	5.00%,11/01/2010	247,099
428,094	Series2840CL-VC,5.00%,08/15/2015	421,180
366,210	Series3058-WV,5.50%,10/15/2035	366,078
500,000	5.625%,03/15/2011	512,327
500,000	SeriesMTN,5.85%,04/11/2013	501,686
300,000	SeriesMTN,6.00%,11/20/2015	299,560
500,000	6.00%,08/18/2016	504,956
1,000,000	6.05%,08/15/2014	1,007,305
320,810	Series15-L,7.00%,07/25/2023	331,567
400,000	7.00%,03/15/2010	425,454
		6,700,538

FNMA - 15.43%
500,000	4.50%,08/04/2008	494,656
1,100,000	Pool386008,4.52%,04/01/2013	1,070,865
500,000	5.00%,03/02/2015	489,529
250,000	Series1,5.00%,08/02/2012	246,021
200,000	5.00%,12/13/2007	199,297
500,000	5.00%,08/02/2012	499,133
500,000	5.125%,07/20/2012	492,384
250,000	5.25%,03/24/2015	246,058
300,000	6.00%,09/01/2015	299,266
100,000	6.00%,05/28/2014	100,063
247,531	Pool754289,6.00%,11/01/2033	248,493
500,000	6.07%,05/12/2016	504,227
500,000	6.25%,03/16/2016	500,075
612,814	Pool545759,6.50%,07/01/2032	624,248
500,000	7.25%,01/15/2010	534,594
		6,548,909

GNMA - 4.02%
450,207	Pool648337,5.00%,10/15/2020	443,210
1,000,000	Series2003-81-PB,6.00%,03/20/2029	1,016,911
239,371	Pool476998,6.50%,07/15/2029	245,390
		1,705,511

TOTAL U.S. GOVERNMENT &
AGENCY OBLIGATIONS (Cost $25,335,127)		$25,095,205

SHORT TERM INVESTMENTS - 3.37%
1,429,911	Merrimac US Government Series Fund,
	4.71%(a)	$1,429,911

TOTAL SHORT TERM INVESTMENTS
(Cost $1,429,911)		$1,429,911

Total Investments (Cost $42,643,871) - 99.05%		$42,044,542
Other Assets in Excess of Liabilities, Net 0.95%		402,949
TOTAL NET ASSETS - 100.00%		$42,447,491

Percentages are stated as a percent of net assets.
(a) Variable rate securities, the coupon rate shown is the effective interest rate as of August 31, 2006.

The accompanying notes are an integral part of the financial statements.

Monteagle Funds

MONTEAGLE QUALITY GROWTH FUND SCHEDULE OF INVESTMENTS AUGUST 31, 2006
Market
Shares	Value

COMMON STOCKS - 97.68%

Aerospace & Defense - 1.74%
5,300	United Technologies Corp.	$332,363

Banks - 2.82%
10,450	Bank of America Corp.	537,862

Biotechnology - 4.70%
3,400	Genentech, Inc. (a)	280,568
5,150	Genzyme Corp. (a)	341,084
4,327	Gilead Sciences, Inc. (a)	274,332
		895,984

Chemicals - 3.76%
8,650	Ecolab, Inc.	385,617
7,000	Monsanto Co.	332,080
		717,697

Coal - 0.81%
3,500	Peabody Energy Corp.	154,245

Commercial Services - 1.94%
10,800	Waste Management, Inc.	370,224

Computer Software & Services - 4.12%
30,600	Microsoft Corp.	786,114

Computers - 3.91%
4,000	Apple Computer, Inc. (a)	271,400
4,300	Cognizant Technology Solutions Corp. (a)	300,613
5,075	Network Appliance, Inc. (a)	173,768
		745,781

Cosmetics & Toiletries - 3.72%
4,700	Colgate-Palmolive Co.	281,342
6,925	Procter & Gamble Co.	428,658
		710,000

Financial Services - 5.11%
5,400	American Express Co.	283,716
7,600	Citigroup, Inc.	375,060
3,200	Franklin Resources, Inc.	314,912
		973,688

Food & Beverages - 4.75%
10,550	PepsiCo, Inc.	688,704
4,050	Whole Foods Market, Inc.	217,161
		905,865

Healthcare - Products - 3.40%
4,100	C.R. Bard, Inc.	308,238
9,350	St. Jude Medical, Inc. (a)	340,433
		648,671

Healthcare - Services - 2.48%
3,800	Davita, Inc. (a)	221,768
4,850	UnitedHealth Group, Inc.	251,957
		473,725

Household Products - 1.50%
10,600	Newell Rubbermaid, Inc. (c)	286,094

Industrial Goods - 2.05%
5,900	Air Products & Chemicals, Inc.	391,111

Insurance - 4.65%
7,400	American International Group, Inc.	472,268
2,775	The Hartford Financial Services Group, Inc.	238,261
2,400	Prudential Financial, Inc.	176,184
		886,713

Internet Software & Services - 3.55%
7,000	eBay, Inc. (a) (c)	195,020
16,700	Yahoo!, Inc. (a)	481,294
		676,314

Machinery - Construction & Mining - 1.36%
3,900	Caterpillar, Inc.	258,765

Metal Fabricate & Hardware - 1.78%
5,800	Precision Castparts Corp.	338,952

Miscellaneous Manufacturing - 7.94%
7,375	Danaher Corp.	488,889
19,370	General Electric Co.	659,742
2,300	Textron, Inc.	192,878
5,200	Trinity Industries, Inc.	173,472
		1,514,981

The accompanying notes are an integral part of the financial statements.

Monteagle Funds

MONTEAGLE QUALITY GROWTH FUND SCHEDULE OF INVESTMENTS AUGUST 31, 2006
Market
Shares	Value

MultiMedia - 2.50%
16,100	The Walt Disney Co.	$477,365

Oil & Gas - 4.42%
4,300	Apache Corp. (c)	280,704
8,200	Halliburton Co.	267,484
4,800	Schlumberger Ltd.	294,240
		842,428

Pharmaceuticals - 4.05%
21,100	Pfizer, Inc.	581,516
9,100	Schering-Plough Corp.	190,645
		772,161

Retail - 7.68%
6,800	Circuit City Stores, Inc. (c)	160,548
11,350	CVS Corp.	380,792
9,300	Lowe’s Cos., Inc. (c)	251,658
7,650	Starbucks Corp. (a)	237,227
9,700	Wal-Mart Stores, Inc.	433,784
		1,464,009

Semiconductors - 4.26%
9,500	Altera Corp. (a)	192,185
5,800	Applied Materials, Inc.	97,904
9,675	Microchip Technology, Inc.	330,498
5,900	Texas Instruments, Inc.	192,281
		812,868

Telecommunications - 6.83%
8,800	Cisco Systems, Inc. (a)	$193,512
7,700	Harris Corp.	338,184
5,100	NII Holdings, Inc. (a)	272,085
8,025	Qualcomm, Inc.	302,302
11,550	Sprint Nextel Corp.	195,426
		1,301,509

Transportation - 1.85%
3,500	FedEx Corp.	353,605
TOTAL COMMON STOCKS (Cost $18,063,075)		18,629,094

SHORT TERM INVESTMENTS - 3.17%
604,223	Merrimac US Government Series Fund,
	4.71% (b)	$604,223

TOTAL SHORT TERM INVESTMENTS
(Cost $604,223)		$604,223

Total Investments (Cost $18,667,298) - 100.85%		19,233,317
Liabilities in Excess of Other Assets, Net (0.85)%		(162,995)
TOTAL NET ASSETS - 100.00		$19,070,322

Percentages are stated as a percent of net assets.
(a) Non-income producing security
(b) Variable rate securities, the coupon rate shown is the effective interest rate as of August 31, 2006.
(c) Securities on loan, all or part.

The accompanying notes are an integral part of the financial statements.

Monteagle Funds

MONTEAGLE LARGE-CAP GROWTH FUND SCHEDULE OF INVESTMENTS AUGUST 31, 2006
Market
Shares	Value

COMMON STOCKS - 96.53%

Aerospace & Defense - 5.55%
7,200	Lockheed Martin Corp.	$594,720
16,000	United Technologies Corp.	1,003,360
		1,598,080

Apparel - 3.86%
36,800	Coach, Inc. (a)	1,110,992

Biotechnology - 7.86%
15,000	Amgen, Inc. (a)	1,018,950
19,600	Gilead Sciences, Inc. (a)	1,242,640
		2,261,590

Computers - 8.78%
15,600	Apple Computer, Inc. (a)	1,058,460
21,000	Cognizant Technology Solutions Corp. (a)	1,468,110
		2,526,570

Entertainment & Leisure - 3.56%
17,500	Harley Davidson, Inc.	1,023,925

Financial Services - 19.80%
22,900	American Express Co.	1,203,166
2,800	Chicago Mercantile Exchange
	Holdings, Inc.	1,232,000
12,200	Franklin Resources, Inc.	1,200,602
15,700	Lehman Brothers Holdings, Inc.	1,001,817
17,300	Moody's Corp.	1,058,414
		5,695,999

Healthcare - Products - 3.45%
21,200	Medtronic, Inc.	994,280

Internet Software & Services - 3.16%
2,400	Google, Inc. (a)	908,472

Machinery - Construction & Mining - 3.46%
15,000	Caterpillar, Inc.	995,250

Miscellaneous Manufacturing - 3.28%
27,700	General Electric Co.	943,462

MultiMedia - 3.57%
54,000	News Corp.	1,027,620

Oil & Gas - 10.61%
16,100	Baker Hughes, Inc.	1,145,998
19,600	Halliburton Co.	639,352
30,200	Smith International, Inc.	1,267,494
		3,052,844

Pharmaceuticals - 4.29%
19,500	Medco Health Solutions, Inc. (a)	1,235,715

Real Estate - 1.37%
17,100	CB Richard Ellis Group, Inc. (a)	393,300

Retail - 10.36%
35,200	Lowe's Cos., Inc.	952,512
31,400	Starbucks Corp. (a)	973,714
21,300	Walgreen Co.	1,053,498
		2,979,724

Telecommunications - 3.57%
46,700	Cisco Systems, Inc. (a)	1,026,933

TOTAL COMMON STOCKS (Cost $24,814,737)		27,774,756

SHORT TERM INVESTMENTS - 4.20%
1,206,957	Merrimac US Government Series Fund,
	4.71% (b)	$1,206,957

TOTAL SHORT TERM INVESTMENTS
(Cost $1,206,957)		$1,206,957

Total Investments (Cost $26,021,694) - 100.73%		$28,981,713
Liabilities in Excess of Other Assets, Net (0.73)%		(208,933)
TOTAL NET ASSETS - 100.00%		$28,772,780

Percentages are stated as a percent of net assets.
(a) Non-income producing security
(b) Variable rate securities, the coupon rate shown is the effective interest rate as of August 31, 2006.

The accompanying notes are an integral part of the financial statements.

Monteagle Funds

MONTEAGLE SELECT VALUE FUND SCHEDULE OF INVESTMENTS AUGUST 31, 2006
Market
Shares	Value

COMMON STOCKS - 94.99%

Aerospace & Defense - 0.96%
2,300	Northrop Grumman Corp.	$153,663

Apparel - 3.14%
2,633	Nike, Inc.	212,641
4,190	VF Corp.	292,839
		505,480

Banks - 5.64%
6,425	Bank of America Corp.	330,695
9,013	Bank of New York Co., Inc.	304,188
6,900	Fifth Third Bancorp	271,446
		906,329

Biotechnology - 0.89%
2,100	Amgen, Inc. (a)	142,653

Building Materials - 1.88%
11,000	Masco Corp.	301,510

Chemicals - 5.65%
7,900	Dow Chemical Co.	301,227
7,188	E.I. du Pont de Nemours & Co.	287,304
5,035	PPG Industries, Inc.	319,018
		907,549

Computer Software & Services - 2.22%
13,900	Microsoft Corp.	357,091

Computers - 3.95%
14,900	Dell, Inc. (a)	335,995
3,681	International Business Machines Corp.	298,051
		634,046

Cosmetics & Toiletries - 2.04%
5,487	Colgate-Palmolive Co.	328,452

Electronics - 3.78%
6,400	Jabil Circuit, Inc.	171,712
36,303	Symbol Technologies, Inc.	435,999
		607,711

Entertainment & Leisure - 1.52%
8,500	Brunswick Corp.	243,950

Financial Services - 4.05%
6,167	Citigroup, Inc.	304,342
7,593	JPMorgan Chase & Co.	346,696
		651,038

Food & Beverages - 9.55%
6,600	Anheuser-Busch Cos., Inc.	325,908
14,100	Coca-Cola Enterprises, Inc.	314,430
5,844	Coca-Cola Co.	261,870
5,104	General Mills, Inc.	276,790
11,300	Sysco Corp.	354,707
		1,533,705

Forest Products & Paper - 2.23%
10,294	International Paper Co.	357,922

Healthcare - Products - 1.37%
3,400	Johnson & Johnson	219,844

Healthcare - Services - 0.72%
3,100	Aetna, Inc.	115,537

Home Builders - 1.49%
5,600	KB Home	239,456

Household Products - 2.90%
4,355	Avery Dennison Corp.	269,749
2,700	Fortune Brands, Inc.	196,020
		465,769

Insurance - 1.71%
4,309	American International Group, Inc.	275,000

Mining - 2.18%
12,234	Alcoa, Inc.	349,770

Miscellaneous Manufacturing - 6.75%
3,356	3M Co.	240,625
7,457	General Electric Co.	253,985
5,950	Illinois Tool Works, Inc.	261,205
14,250	Leggett & Platt, Inc.	328,463
		1,084,278

MultiMedia - 2.48%
8,537	Clear Channel Communications, Inc.	247,914
4,146	Viacom Corp. (a)	150,500
		398,414

The accompanying notes are an integral part of the financial statements.

Monteagle Funds

MONTEAGLE SELECT VALUE FUND SCHEDULE OF INVESTMENTS AUGUST 31, 2006

Market
Shares	Value

Packaging & Containers - 2.31%
11,485	Bemis Co., Inc.	$370,965

Pharmaceuticals - 4.62%
14,262	Bristol Myers Squibb Co.	310,199
10,660	Merck & Co., Inc.	432,263
		742,462

Retail - 5.75%
6,900	Home Depot, Inc.	236,601
4,200	Target Corp.	203,238
2,290	Walgreen Co.	113,263
8,300	Wal-Mart Stores, Inc.	371,176
		924,278

Savings & Loans - 1.86%
7,140	Washington Mutual, Inc.	299,095

Semiconductors - 4.62%
22,000	Applied Materials, Inc.	371,360
19,000	Intel Corp.	371,260
		742,620

Telecommunications - 7.23%
12,688	AT&T, Inc.	394,977
5,518	BellSouth Corp.	224,693
15,400	Verizon Communications, Inc.	541,772
		1,161,442

Transportation - 1.50%
3,434	United Parcel Service, Inc.	240,552

TOTAL COMMON STOCKS (Cost $14,180,301)		15,260,581

SHORT TERM INVESTMENTS - 4.86%
780,500	Merrimac US Government Series Fund,
	4.71% (b)	$780,500

TOTAL SHORT TERM INVESTMENTS
(Cost $780,500)		$780,500

Total Investments (Cost $14,960,801) - 99.85%		$16,041,081
Other Assets in Excess of Liabilities, Net 0.15%		24,352
TOTAL NET ASSETS - 100.00%		$16,065,433

Percentages are stated as a percent of net assets.
(a) Non-income producing security
(b) Variable rate securities, the coupon rate shown is the effective interest rate as of August 31, 2006.

The accompanying notes are an integral part of the financial statements.

Monteagle Funds

MONTEAGLE VALUE FUND SCHEDULE OF INVESTMENTS AUGUST 31, 2006

Market
Shares	Value

COMMON STOCKS - 93.11%

Aerospace & Defense - 2.80%
15,000	Goodrich Corp.	$584,250
Chemicals - 2.95%
14,750	E.I. du Pont de Nemours & Co.	589,558
2,016	Tronox, Inc.	26,006
		615,564
Containers & Packaging - 4.00%
25,000	Sonoco Products Co.
		837,000
Electric - 3.67%
25,550	Duke Energy Corp.	766,500
Electronics - 2.31%
34,400	Vishay Intertechnology, Inc. (a)	481,944
Engineering & Construction - 2.41%
20,000	Shaw Group, Inc. (a)	503,200
Food & Beverages - 2.64%
19,286	Supervalu, Inc.	550,808
Insurance - 2.44%
8,000	American International Group, Inc.	510,560
Mining - 9.22%
22,000	Alcoa, Inc.	628,980
25,000	Barrick Gold Corp.	837,000
9,000	Newmont Mining Corp.	461,250
		1,927,230
Miscellaneous Manufacturing - 4.79%
30,000	Trinity Industries, Inc.	1,000,800
MultiMedia - 5.96%
15,000	Media General, Inc.	589,800
21,000	Tribune Co.	655,410
		1,245,210
Oil & Gas - 31.12%
7,000	Baker Hughes, Inc.	498,260
34,000	Halliburton Co.	1,109,080
15,000	Hess Corp.	686,700
14,000	Lone Star Technologies, Inc. (a)	634,620
8,000	Marathon Oil Corp.	668,000
26,450	Rowan Cos., Inc.	904,590
21,000	Tidewater, Inc.	999,810
15,000	Transocean, Inc. (a)	1,001,250
		6,502,310
Pharmaceuticals - 5.44%
20,000	Pfizer, Inc.	551,200
28,000	Schering-Plough Corp.	586,600
		1,137,800
Retail - 8.36%
13,706	Federated Department Stores, Inc.	520,554
35,000	Saks, Inc. (a)	505,050
5,000	Sears Holdings Corp. (a)	720,550
		1,746,154
Telecommunications - 5.00%
20,000	AT&T, Inc.	622,600
12,000	Verizon Communications, Inc.	422,160
		1,044,760
TOTAL COMMON STOCKS (Cost $14,244,759)		19,454,090

REAL ESTATE INVESTMENT TRUSTS - 2.98%
22,550	New Plan Excel Realty Trust, Inc.	622,154

TOTAL REAL ESTATE INVESTMENT TRUSTS
(Cost $397,495)		622,154

SHORT TERM INVESTMENTS - 2.14%
447,249	Merrimac US Government Series
	Fund, 4.71% (b)	$447,249

TOTAL SHORT TERM INVESTMENTS
(Cost $447,249)		$447,249

Total Investments (Cost $15,089,503) - 98.23%		$20,523,493
Other Assets in Excess of Liabilities, Net 1.77%		369,742
TOTAL NET ASSETS - 100.00%		$20,893,235

Percentages are stated as a percent of net assets.
(a) Non-income producing security
(b) Variable rate securities, the coupon rate shown is the effective interest rate as of August 31, 2006.

The accompanying notes are an integral part of the financial statements.

Monteagle Funds

STATEMENTS OF ASSETS AND LIABILITIES AUGUST 31, 2006
	Fixed Income Fund*	Quality Growth Fund**	Large-Cap Growth Fund**	Select Value Fund*	Value Fund*
ASSETS
Investments in securities at market value	$42,044,542	$19,233,317	$28,981,713	$16,041,081	$20,523,493
Cash	1,806	1,565	244	1,318	340,789
Collateral for securities loaned	—	1,030,200	—	—	—
Receivables:
Dividends and interest	470,400	26,519	19,105	37,955	51,363
Investments for securities sold	—	453,636	—	—	—
Prepaid expenses	11,843	7,548	—	8,590	—
Total assets	42,528,591	20,752,785	29,001,062	16,088,944	20,915,645

LIABILITIES
Payables for:
Income distribution	33,196	—	—	—	—
Capital shares redeemed	—	19,588	—	—	—
Collateral for securities loaned	—	1,030,200	—	—	—
Due to Adviser	34,629	19,226	29,165	16,095	21,406
Investment for securities purchased	—	604,189	197,845	—	—
Accrued expenses and other liabilities	13,275	9,260	1,272	7,416	1,004
Total liabilities	81,100	1,682,463	228,282	23,511	22,410
NET ASSETS	$42,447,491	$19,070,322	$28,772,780	$16,065,433	$20,893,235

NET ASSETS CONSIST OF:
Additional paid-in capital	$44,380,172	$22,451,988	$33,210,496	$14,889,735	$15,342,394
Accumulated undistributed net investment loss	—	—	—	43,913	190,695
Accumulated net realized gain/(loss) on investments	(1,333,352)	(3,947,685)	(7,397,735)	51,505	(73,844)
Net unrealized appreciation/(depreciation)
on investments	(599,329)	566,019	2,960,019	1,080,280	5,433,990
Total net assets	$42,447,491	$19,070,322	$28,772,780	$16,065,433	$20,893,235

Shares of Beneficial Interest Issued and Outstanding (Unlimited number of shares authorized with no par value)	4,285,000	2,460,987	4,782,994	1,146,085	1,262,476

Net asset value, offering and redemption price per share ($42,447,491 / 4,285,000 shares, $19,070,322 / 2,460,987 shares, $28,772,780 / 4,782,994 shares, $16,065,433 / 1,146,085, and $20,893,235 / 1,262,476)	$9.91	$7.75	$6.02	$14.02	$16.55

Cost of Investments in securities	$42,643,871	$18,667,298	$26,021,694	$14,960,801	$15,089,503
Market value of securities on loan	$—	$991,951	$—	$—	$—

The accompanying notes are an integral part of the financial statements.

Monteagle Funds

STATEMENTS OF OPERATIONS FOR THE PERIODS ENDED AUGUST 31, 2006

	Fixed Income Fund*	Quality Growth Fund**	Large-Cap Growth Fund**	Select Value Fund*	Value Fund*
INVESTMENT INCOME
Interest	$1,197,420	$15,109	$46,338	$20,611	$14,659
Securities lending income	—	1,224	1	170	1
Dividends	—	135,921	145,210	247,455	482,784
Total investment income	1,197,420	152,254	191,549	268,236	497,444

EXPENSES
Investment Advisory fees (Note 3)	279,559	81,686	421,752	67,733	279,060
Shareholder service and 12b-1 distribution
plan (Note 3)	—	26,069	—	21,471	—
Administration fees (accounting, distribution &
transfer agent) (Note 3)	—	31,451	—	25,909	—
Legal fees	—	11,810	—	11,315	—
Audit fees	—	5,920	—	4,880	—
Custody fees	—	1,950	—	1,191	—
Trustee fees	4,646	7,486	4,191	5,983	3,958
Registration & filing fees	—	9,242	—	7,087	—
Report printing & mailing fees	—	1,048	—	1,194	—
Insurance fees	—	2,821	—	2,092	—
Officers compensation	—	1,913	—	1,572	—
Miscellaneous	—	8,870	—	8,135	825

Total expenses before fee waivers &
reimbursements	284,205	190,266	425,943	158,562	283,843
Waivers & reimbursements by Adviser
(Note 4)	(33,568)	(27,730)	(36,469)	(23,975)	(25,403)
Total expenses	250,637	162,536	389,474	134,587	258,440
Net Investment Income/(Loss)	946,783	(10,282)	(197,925)	133,649	239,004

REALIZED AND UNREALIZED GAIN/
(LOSS) ON INVESTMENTS
Net realized gain/(loss) on investments	(66,393)	522,694	812,184	389,248	292,710
Change in unrealized appreciation/(depreciation) on investments	(404,145)	(875,874)	(1,843,704)	209,348	1,119,820
Net realized and unrealized gain/(loss) on investments	(470,538)	(353,180)	(1,031,520)	598,596	1,412,530
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$476,245	$(363,462)	$(1,229,445)	$732,245	$1,651,534

___________________________________
 * For the twelve months ended August 31, 2006.
** For the eight months ended August 31, 2006.

The accompanying notes are an integral part of the financial statements.

Monteagle Funds

STATEMENTS OF CHANGES IN NET ASSETS FOR THE PERIOD ENDED AUGUST 31, 2006
	Fixed Income Fund*	Quality Growth Fund**	Large-Cap Growth Fund**	Select Value Fund*	Value Fund*
OPERATIONS
Net investment income/(loss)	$946,783	$(10,282)	$(197,925)	$133,649	$239,004
Net realized gain/(loss) on investments	(66,393)	522,694	812,184	389,248	292,710
Change in unrealized appreciation/ (depreciation) on investments	(404,145)	(875,874)	(1,843,704)	209,348	1,119,820
	—	—	—	—	—
Net increase/(decrease) in net assets resulting from operations	476,245	(363,462)	(1,229,445)	732,245	1,651,534

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	(961,285)	—	—	(89,736)	(186,005)
Net realized capital gain	(369,193)	—	—	—	—

Total dividends and distributions to shareholders	(1,330,478)	—	—	(89,736)	(186,005)

CAPITAL SHARE TRANSACTIONS
Sale of capital shares	243,888	1,497,886	2,179,967	706,685	270,917
Shares issued in connection with the Fund merger of the Memorial Government Bond Fund	20,419,271	—	—	—	—
Reinvestment of distributions	179,039	—	—	73,313	—
Redemption of capital shares	(1,627,474)	(1,341,656)	(3,538,949)	(1,477,227)	(966,040)

Net increase/(decrease) from capital share transactions	19,214,724	156,230	(1,358,982)	(697,229)	(695,123)

TOTAL INCREASE/(DECREASE) IN
NET ASSETS	18,360,491	(207,232)	(2,588,427)	(54,720)	770,406
NET ASSETS
Beginning of period	24,087,000	19,277,554	31,361,207	16,120,153	20,122,829

End of period (including accumulated undistributed net investment income of $0, $0, $0, $43,913 and $190,695, respectively)	$42,447,491	$19,070,322	$28,772,780	$16,065,433	$20,893,235

SHARE TRANSACTIONS	Shares	Shares	Shares	Shares	Shares
Sale of shares	24,341	189,723	314,344	51,081	17,349
Shares issued in connection with the Fund merger of the Memorial Fund	2,084,102	—	—	—	—
Reinvestment of distributions	18,124	—	—	5,277	—
Redemption of shares	(162,812)	(168,510)	(531,692)	(105,692)	(59,388)
Net increase (decrease) in shares	1,963,755	21,213	(217,348)	(49,334)	(42,039)

___________________________________
 * For the twelve months ended August 31, 2006.
** For the eight months ended August 31, 2006.

The accompanying notes are an integral part of the financial statements.

Monteagle Funds

STATEMENTS OF CHANGES IN NET ASSETS FOR THE FISCAL YEARS ENDED AUGUST 31, 2005 AND DECEMBER 31, 2005
	Fixed Income Fund*	Quality Growth Fund**	Large-Cap Growth Fund**	Select Value Fund*	Value Fund*
	August 31, 2005	Decmeber 31, 2005	August 31, 2005	Decmeber 31, 2005	August 31, 2005
OPERATIONS
Net investment income/(loss)	$904,621	$(6,635)	$(143,500)	$87,623	$198,757
Net realized gain/(loss) on investments	556,361	793,110	(1,029,700)	612,591	1,543,715
Change in unrealized appreciation/ (depreciation) on investments	(1,064,625)	(164,736)	4,145,855	14,141	2,684,696
Net increase in net assets from operations	396,357	621,739	2,972,655	714,355	4,427,168

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	(901,443)	(6,565)	—	(85,330)	(61,060)
Net realized capital gain	(448,777)	—	—	(134,732)	—
Total dividends and distributions to shareholders	(1,350,220)	(6,565)	—	(220,062)	(61,060)

CAPITAL SHARE TRANSACTIONS
Sale of capital shares	427,632	5,464,798	17,554,293	8,756,586	1,319,472
Reinvestment of distributions	—	6,006	—	202,088	—
Redemption of capital shares	(1,809,451)	(2,649,254)	(2,033,177)	(1,095,951)	(1,890,345)
Net increase/(decrease) from capital share transactions	(1,381,819)	2,821,550	15,521,116	7,862,723	(570,873)

TOTAL INCREASE/(DECREASE) IN
NET ASSETS	(2,335,682)	3,436,724	18,493,771	8,357,016	3,795,235
NET ASSETS
Beginning of period	26,422,682	15,840,830	12,867,436	7,763,137	16,327,594
End of period (including accumulated undistributed net investment income of $0, $0, $0, $0 and $0, respectively)	$24,087,000	$19,277,554	$31,361,207	$16,120,153	$20,122,829

SHARE TRANSACTIONS	Shares	Shares	Shares	Shares	Shares
Sale of shares	40,186	727,858	2,970,618	689,033	99,200
Reinvestment of distributions	—	806	—	15,075	—
Redemption of shares	(171,567)	(348,175)	(341,384)	(83,128)	(137,916)
Net increase (decrease) in shares	(131,381)	380,489	2,629,234	620,980	(38,716)

The accompanying notes are an integral part of the financial statements.

Monteagle Funds

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Fixed Income Fund
	For the Year Ended August 31, 2006	For the Year Ended August 31, 2005	For the Year Ended August 31, 2004	For the Year Ended August 31, 2003	For the Year Ended August 31, 2002
Net Asset Value, Beginning of Period	$10.38	$10.77	$10.96	$11.17	$10.82

INCOME FROM INVESTMENT
OPERATIONS
Net investment income	0.38(a )	0.38	0.41	0.42(a )	0.49(a )
Net realized and unrealized gain/(loss) on investments	(0.31)	(0.20)	(0.03)	(0.08)	0.35
Total from investment operations	(0.07)	0.18	0.38	0.34	0.84

LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income)	(0.38)	(0.38)	(0.41)	(0.42)	(0.49)
Distributions from net realized capital gain	(0.16)	(0.19)	(0.16)	(0.13)	—
Total dividends and distributions	(0.54)	(0.57)	(0.57)	(0.55)	(0.49)
Net Asset Value, End of Period	$9.91	$10.38	$10.77	$10.96	$11.17
Total Return(b)	0.78%	1.72%	3.49%	3.06%	8.00%

Ratios/Supplemental Data
Net assets, end of period (in 000s)	$42,447	$24,087	$26,423	$29,562	$37,626
Ratio of operating expenses to average net assets including reimbursement/waiver of fees	1.00%	1.17%	1.15%	1.14%	0.97%
Ratio of operating expenses to average net assets excluding reimbursement/waiver of fees	1.13%	—	—	—	—
Ratio of net investment income/(loss) to average net assets including reimbursement/waiver of fees	3.75%	3.63%	3.71%	3.76%	4.56%
Portfolio turnover rate	17%	58%	27%	21%	49%
_________________
(a)	Net investment income per share is based on average shares outstanding during the period.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

The accompanying notes are an integral part of the financial statements.

Monteagle Funds

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period:

	Quality Growth Fund
	For the Eight Months Ended August 31, 2006*		For the Year Ended December 31, 2005	For the Year Ended December 31, 2004	For the Year Ended December 31, 2003	For the Year Ended December 31, 2002	For the Year Ended December 31, 2001
Net Asset Value, Beginning of Period	$7.90		$7.69	$7.40	$6.16	$7.77	$9.26

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(h)	(0.00)(b	)	(0.00)(c )	0.01	(0.01)	(0.01)	—
Net realized and unrealizedgain/(loss) on investments	(0.15)		0.21	0.29	1.25	(1.60)	(1.47)
Total from investment operations	(0.15)		0.21	0.30	1.24	(1.61)	(1.47)
LESS DIVIDENDS AND
DISTRIBUTIONS
Dividends from net investment income	—		(0.00)(d )	(0.01)	(0.00)(e )	—	—
Distributions from net realized capital gain	—		—	—	—	—	(0.02)
Total dividends and distributions	—		(0.00)	(0.01)	—	—	(0.02)
Net Asset Value, End of Period	$7.75		$7.90	$7.69	$7.40	$6.16	$7.77
Total Return (a)	(1.90)%(g	)	2.77%	4.11%	20.20%	(20.72)%	(15.82)%

Ratios/Supplemental Data
Net assets, end of period (in 000s)	$19,070		$19,278	$15,841	$13,140	$7,775	$9,289
Ratio of operating expenses to average net assets including reimbursement/waiver of fees	1.26(f	)	1.26%	1.25%	1.25%	1.20%	1.11%
Ratio of operating expenses to average net assets excluding reimbursement/waiver of fees	1.48(f	)	1.54%	1.69%	2.44%	2.64%	1.47%
Ratio of net investment income/(loss) to average net assets including reimbursement/waiver of fees	(0.08)%(f	)	(0.04)%	0.19%	(0.11)%	(0.18)%	(0.06)%
Portfolio turnover rate	63%		92%	94%	88%	58%	52%
_________________
(a)
Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends. Total return would have been lower if certain expenses had not been reimbursed or waived.

(b)	Net investment loss per share was $(0.0042)
(c)	Net investment loss per share was $(0.0031)
(d)	Distributions per share were $(0.0032)
(e)	Distributions per share were $(0.0038)
(f)	Annualized
(g)	Not annualized
(h)	Net investment income/(loss) per share is based on average shares outstanding during period.
*	Fund changed fiscal year end to August 31.

The accompanying notes are an integral part of the financial statements.

Monteagle Funds

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period:

	Large Cap Growth Fund
	For the Year Ended August 31, 2006	For the Year Ended August 31, 2005	For the Year Ended August 31, 2004	For the Year Ended August 31, 2003	For the Year Ended August 31, 2002
Net Asset Value, Beginning of Period	$6.27	$5.43	$4.99	$4.62	$6.70
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)	(0.04(a ))	(0.03)	(0.04)	0.01(a )	(0.02(a ))
Net realized and unrealized gain/(loss) on investments	(0.21)	0.87	0.49	0.36	(2.06)
Total from investment operations	(0.25)	0.84	0.45	0.37	(2.08)
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	—	—	(0.01)	—	—
Distributions from net realized capital gain	—	—	—	—	—
Total dividends and distributions	—	—	(0.01)	—	—
Net Asset Value, End of Period	$6.02	$6.27	$5.43	$4.99	$4.62
Total Return(b)	(3.99)%	15.47%	8.89%	8.01%	(31.04)%

Ratios/Supplemental Data
Net assets, end of period (in 000s)	$28,773	$31,361	$12,867	$4,061	$6,661
Ratio of operating expenses to average net assets including reimbursement/waiver of fees	1.21%	1.36%	1.37%	1.27%	1.03%
Ratio of operating expenses to average net assets excluding reimbursement/waiver of fees	1.32%	—	—	—	—
Ratio of net investment income/(loss) to average net assets including reimbursement/waiver of fees	(0.62)%	(0.56)%	(0.75)%	0.12%	(0.26)%
Portfolio turnover rate	76%	60%	67%(c )	27%	87%

________________
(a)	Net investment income/(loss) per share is based on average shares outstanding during the period.
(b)
Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends. Total return would have been lower if certain expenses had not been reimbursed or waived.

(c)	Portfolio turnover percentage increased 39.59% compared to prior year due to change in advisor effective September 1, 2003.

The accompanying notes are an integral part of the financial statements.

Monteagle Funds

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period:

	Select Value Fund
	For the Eight Months Ended August 31, 2006*	For the Year Ended December 31, 2005	For the Year Ended December 31, 2004	For the Year Ended December 31, 2003	For the Year Ended December 31, 2002	For the Year Ended December 31, 2001
Net Asset Value, Beginning of Period	$13.48	$13.51	$11.84	$8.95	$10.26	$9.12

INCOME FROM INVESTMENT OPERATIONS
Net investment income(c)	0.12	0.11	0.12	0.14	0.12	0.13
Net realized and unrealized gain/(loss) on investments	0.50	0.08	1.67	2.90	(1.31)	1.15
Total from investment operations	0.62	0.19	1.79	3.04	(1.19)	1.28
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(0.08)	(0.11)	(0.12)	(0.15)	(0.12)	(0.14)
Distributions from net realized capital gain	—	(0.11)	—	—	—	—
Total dividends and distributions	(0.08)	(0.22)	(0.12)	(0.15)	(0.12)	(0.14)

Net Asset Value, End of Period	$14.02	$13.48	$13.51	$11.84	$8.95	$10.26
Total Return (a)	4.60%	1.45%	15.18%	34.24%	(11.66)%	(14.08)%

Ratios/Supplemental Data
Net assets, end of period (in 000s)	$16,065	$16,120	$7,763	$3,985	$2,634	$3,210
Ratio of operating expenses to average net assets including reimbursement/waiver of fees	1.26(b )	1.26%	1.17%	1.25%	1.20%	1.09%
Ratio of operating expenses to average net assets excluding reimbursement/waiver of fees	1.49(b )	1.66%	1.78%	3.87%	5.06%	1.82%
Ratio of net investment income/(loss) to average net assets including reimbursement/waiver of fees	1.25%(b )	0.93%	0.98%	1.44%	1.13%	1.26%
Portfolio turnover rate	31%	71%	69%	26%	90%	45%
__________________
(a)
Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends. Total return would have been lower if certain expenses had not been reimbursed or waived.

(b)	Annualized
(c)	Net investment income/(loss) per share is based on average shares outstanding during period.
*	Fund changed fiscal year end to August 31.

The accompanying notes are an integral part of the financial statements.

Monteagle Funds

FINANCIAL HIGHLIGHTS (concluded)

For a share outstanding throughout each period:

	Value Fund
	For the Year Ended August 31, 2006	For the Year Ended August 31, 2005	For the Year Ended August 31, 2004	For the Year Ended August 31, 2003	For the Year Ended August 31, 2002
Net Asset Value, Beginning of Period	$15.43	$12.16	$10.92	$9.77	$13.34

INCOME FROM INVESTMENT
OPERATIONS
Net investment income	0.19(a )	0.15	0.10	0.16(a )	0.17(a )
Net realized and unrealized gain/(loss) on investments	1.07	3.16	1.33	1.14	(2.17)
Total from investment operations	1.26	3.31	1.43	1.30	(2.00)
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(0.14)	(0.04)	(0.10)	(0.15)	(0.15)
Distributions from net realized capital gain	—	—	(0.09)	—	(1.42)
Total dividends and distributions	(0.14)	(0.04)	(0.19)	(0.15)	(1.57)
Net Asset Value, End of Period	$16.55	$15.43	$12.16	$10.92	$9.77
Total Return(b)	8.25%	27.30%	13.10%	13.49%	(16.95)%

Ratios/Supplemental Data
Net assets, end of period (in 000s)	$20,893	$20,123	$16,328	$14,652	$19,010
Ratio of operating expenses to average net assets including reimbursement/waiver of fees	1.23%	1.37%	1.36%	1.36%	1.35%
Ratio of operating expenses to average net assets excluding reimbursement/waiver of fees	1.35%	—	—	—	—
Ratio of net investment income/(loss) to average net assets including reimbursement/waiver of fees	1.14%	1.07%	0.85%	1.72%	1.37%
Portfolio turnover rate	28%	25%	35%	28%	59%

__________________
(a)	Net investment income per share is based on average shares outstanding during the period.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

The accompanying notes are an integral part of the financial statements.

Monteagle Funds

MONTEAGLE FUNDS NOTES TO FINANCIAL STATEMENTS AUGUST 31, 2006

NOTE 1. ORGANIZATION

Monteagle Funds (“the Trust”) was organized as a business trust under the laws of the State of Delaware on November 26, 1997 as Memorial Funds and changed its name to Monteagle Funds.

The Trust is registered with the SEC as an open-end, management investment company under the Investment Act of 1940. The Trust is authorized by its Declaration of Trust to issue an unlimited number of shares of beneficial interest in its series. As of the date hereof, the Trust consisted of the following shares of beneficial interest:

Shares of each of the Monteagle Fixed Income Fund, Monteagle Quality Growth Fund (formerly known as the Memorial Growth Equity Fund), Monteagle Large-Cap Growth, Monteagle Select Value Fund (formerly known as the Memorial Value Equity Fund), and the Monteagle Value Fund (each a “Fund” and collectively the “Funds”).

Prior to July 15, 2006, the Trust consisted of the following shares of beneficial interest:

Shares of each of Memorial Government Bond Fund, Memorial Growth Equity Fund and Memorial Value Equity Fund.

Each Fund is a diversified series of Monteagle Funds. The principal investment objective of the Monteagle Fixed Income Fund (“Fixed Income Fund”) is total return. The principal investment objective of the Monteagle Quality Growth Fund (“Quality Growth Fund”), the Monteagle Large-Cap Growth Fund (“Large-Cap Growth Fund”), the Monteagle Select Value Fund (“Select Value Fund”), and the Monteagle Value Fund (“Value Fund”) is long-term capital appreciation. The Trust’s Declaration of Trust authorizes each Fund to issue an unlimited number of shares of beneficial interest.

On June 5, 2006, the Trust and Board of Trustees of the Unified Series Trust (“Unified”) approved the reorganization of Monteagle Value Fund and Monteagle Large-Cap Growth Fund into two newly created series of the Trust with the same fund names. In addition, The Trust and Trustees of Unified approved the merger of the Memorial Government Bond Fund with the Monteagle Fixed Income Fund (See Note 10). These tax-free reorganizations were effective after the net asset values were calculated on July 14, 2006.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following represents significant accounting policies of the Funds:

Security Valuation - Securities, other than short-term securities, held by the Funds for which market quotations are readily available are valued using the last reported sales price or the official closing price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on each Fund’s business day. If no sales are reported, the average of the last bid and ask price is used. If no average price is available, the last bid price is used. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect their values as quoted by dealers who make markets in those securities or by an independent pricing source. U.S. Government obligations are valued at the last reported bid price. In the absence of readily available market quotations, securities are valued at fair value as determined by the Board of Trustees. At August 31, 2006, no securities were valued at fair value as determined by the Board of Trustees. Securities with maturities of 60 days or less are valued at amortized cost. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

Monteagle Funds

MONTEAGLE FUNDS NOTES TO FINANCIAL STATEMENTS (continued) AUGUST 31, 2006

Realized Gain and Loss - Security transactions are accounted for on a trade date basis and realized gains and losses on investments sold are determined on the basis of specific identification.

Interest and Dividend Income - Interest income is accrued as earned. Dividends on securities held by the Funds are recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized over the lives of the respective securities.

Dividends and Distributions to Shareholders - Distributions of net investment income to shareholders are declared daily and paid monthly by the Fixed Income Fund. Net investment income distributions, if any, for the Quality Growth Fund, Large-Cap Growth Fund, Select Value Fund and the Value Fund, are declared and paid quarterly at the discretion of the Fund’s advisor. Net capital gains for the Funds, if any, are distributed to shareholders at least annually. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Federal Taxes - Each Fund intends to qualify each year as a regulated investment company in accordance with Sub-Chapter M of the Internal Revenue Code and distribute all of its taxable income. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a federal excise tax. As the Funds intend to meet these minimum distribution requirements, no federal income tax provision is required.

Security Loans - The Funds may receive fees or retain a portion of interest on the securities or cash received as collateral for lending securities. A Fund also continues to receive interest or dividends on the securities loaned. Securities loaned are secured by collateral whose fair value must always exceed the market value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan is reflected in the value of the Funds. The Funds have the right under the security lending agreement to recover the securities from the borrower on demand.

Use of Estimates - These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Monteagle Funds

MONTEAGLE FUNDS NOTES TO FINANCIAL STATEMENTS (continued) AUGUST 31, 2006

Other - The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Funds.

As of August 31, 2006, amounts of $10,282 and $197,925 were reclassified from accumulated net investment loss to paid-in capital for the Quality Growth Fund and Large-Cap Growth Fund, respectively.

NOTE 3. ADVISORY, SERVICING FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Parkway Advisors, L.P. (“Parkway”) and Nashville Capital Corporation (“Nashville Capital”), (each an “Adviser” and, collectively, the “Advisers”) serve as the Advisers to the Funds. Parkway is the Adviser for the Quality Growth Fund and the Select Value Fund and Nashville Capital is the Adviser for the Fixed Income Fund, Large-Cap Growth Fund and the Value Fund. Subject to the general control of the Board of Trustees, the Advisers are responsible for, among other things, developing a continuing investment program for the Funds in accordance with their investment objectives, reviewing the investment strategies and policies of the Funds, and advising the Board on the selection of sub-advisers. As of July 15, 2006, each Fund is authorized to pay the Advisers a fee based on average daily net assets at the following annual rates:

	Fixed	Quality	Large-Cap	Select
	Income	Growth	Growth	Value	Value
Assets	Fund	Fund	Fund	Fund	Fund

Up to and including $25 million	0.965%	1.200%	1.200%	1.200%	1.200%

From $25 up to and including $50 million	0.965%	1.115%	1.115%	1.115%	1.115%

From $50 up to and including $100 million	0.845%	0.975%	0.975%	0.975%	0.975%

Over $100 million	0.775%	0.875%	0.875%	0.875%	0.875%

For the period January 1, 2006 through July 14, 2006, Parkway received an advisory fee of 0.35% of average daily net assets for the Memorial Government Bond Fund and 0.50% of average daily net assets for the Memorial Growth Equity Fund and Memorial Value Equity Fund.

Monteagle Funds

MONTEAGLE FUNDS NOTES TO FINANCIAL STATEMENTS (continued) AUGUST 31, 2006

For the period September 1, 2005 through July 14, 2006, Nashville Capital received a fee based on average daily net assets at the following annual rates:

	Fixed	Large-Cap
	Income	Growth	Value
Assets	Fund	Fund	Fund

Up to and including $25 million	1.150%	1.350%	1.350%

From $25 up to and including $50 million	1.100%	1.250%	1.250%

From $50 up to and including $100 million	0.970%	1.100%	1.100%

Over $100 million	0.900%	1.000%	1.000%

As of July 15, 2006, under the terms of each Fund’s advisory agreement (the “Agreement”), the Advisers manage each Fund’s investments subject to approval of the Board and pay all of the expenses of each Fund except brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of non-interested person Trustees, and extraordinary expenses. For the fiscal year ended August 31, 2006 for the Fixed Income Fund, Large-Cap Growth Fund and Value Fund and for the eight month period ended August 31, 2006 for the Quality Growth Fund and Select Value Fund, the amounts earned by and payable to the Advisers were as follows:

	Advisory Fees Earned	Advisory Fees Payable
Fixed Income Fund	279,559	34,629
Quality Growth Fund	81,686	19,226
Large-Cap Growth Fund	421,752	29,165
Select Value Fund	67,733	16,095
Value Fund	279,060	21,406

Fixed Income Fund. The Adviser has retained Howe & Rusling Inc. (“H & R”) to serve as the sub-adviser to the Fixed Income Fund. Nashville Capital has agreed to pay H & R an annual advisory fee of 0.30% of average daily net assets up to $25 million, 0.25% of average daily net assets from $25 million up to $50 million, and 0.20% of average daily net assets of $50 million and greater.

Quality Growth Fund. The Adviser has retained Davis Hamilton Jackson & Associates (“DHJA”) to serve as the sub-adviser to the Quality Growth Fund. Parkway has agreed to pay DHJA an annual advisory fee of 0.30% of average daily net assets.

Large-Cap Growth Fund. The Adviser has retained Northstar Capital Management (“Northstar”) to serve as the sub-adviser to the Large-Cap Growth Fund. Nashville Capital has agreed to pay Northstar an annual advisory fee of 0.50% of average daily net assets.

Monteagle Funds

MONTEAGLE FUNDS NOTES TO FINANCIAL STATEMENTS (continued) AUGUST 31, 2006

Value Fund. The Adviser has retained Robinson Investment Group, Inc. (“Robinson”) to serve as the sub-adviser to the Value Fund. Nashville Capital has agreed to pay Robinson an annual advisory fee of 0.60% of average daily net assets up to $25 million, 0.45% of average daily net assets from $25 million up to $50 million, 0.35% of average daily net assets from $50 million up to $100 million, and 0.30% of average daily net assets of $100 million and greater.

On behalf of each Fund, the Trust entered into a Mutual Fund Services Agreement with Citco Mutual Fund Services, Inc., (“Citco”) effective July 14, 2006, to provide day-to-day accounting and administrative services to the Funds including, but not limited to, accounting, transfer agent, dividend disbursement, registrar and record keeping services. For its services, Citco receives an annual fee that is the greater of $225,000 or an asset-based fee that declines as the aggregate assets of the Funds increase: 0.05% of the Funds’ assets in excess of $300 million up to $500 million; and 0.03% of the Funds’ assets in excess of $500 million. Citco is currently earning the minimum fee. Fees due to Citco are paid by the Advisers.

On behalf of each Fund, the Trust entered into a Distribution Agreement with Citco Mutual Fund Distributors, Inc. (the “Distributor”) effective July 14, 2006 to serve as the Funds’ principal underwriter. By serving as the principal underwriter for the Funds, the Distributor facilitates the distribution of the Funds’ shares. For its services in conjunction with registration of Fund shares with the states, Citco Mutual Fund Distributors, Inc. receives $5,000 annually from the Trust. Fees due to the Distributor are paid by the Advisers.

Investors Bank & Trust Company (“IBT”) serves as the custodian for each Fund, for which it receives a fee from each Fund at an annual rate as follows: 0.01% of the average daily net assets of the Fund for the first $100 million in Fund assets and 0.005% of the average daily net assets of the Fund for the remaining Fund assets. The custodian is also paid certain transaction fees. These fees are accrued daily by the Funds and are paid monthly based on average net assets and transactions for the previous month. Fees due to IBT are paid by the Advisers.

Prior to July 15, 2006, on behalf of each Memorial Fund, the Memorial Trust had adopted a Shareholder Service and Distribution Plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended. Under this Plan, each Fund may pay a servicing or Rule 12b-1 fee at an annual rate of 0.25% of each Fund’s average net assets on a monthly basis to persons or institutions for performing certain servicing functions for each Fund’s shareholders. The Plan also allows the Funds to pay or reimburse expenditures in connection with sales and promotional services related to distribution of each Fund’s shares, including personal services provided to prospective and existing shareholders. Total fees incurred under the Plan during the period January 1, 2006 through July 14, 2006 for the Growth Equity Fund and Value Equity Fund were $26,069, and $21,471, respectively.

Two officers of Parkway are also officers of the Trust; one of them is also an interested trustee.

Prior to the reorganization, each Trustee received annual fees of $5,000 and $500 for each Board meeting attended and paid $500 for each committee meeting attended on a date when a Board meeting is not held. The reorganization increased the Trustee’s annual fee to $7,500 while the additional board meeting fees did not change.

NOTE 4. WAIVER OF FEES AND ADVISER REIMBURSEMENTS

Prior to the merger, Nashville Capital had contractually agreed to waive its management fee and/or reimburse expenses so that the total annual fund operating expenses, excluding brokerage fees and commissions, 12b-1 fees (if any), borrowing costs (such as interest and dividend expenses on securities sold short), non-interested trustee expenses, taxes and extraordinary expenses, do not exceed the following rates, of each Fund’s average daily net assets:

Monteagle Funds

MONTEAGLE FUNDS NOTES TO FINANCIAL STATEMENTS (continued) AUGUST 31, 2006

	Fixed	Quality	Large-Cap
	Income	Growth	Growth
Assets	Fund	Fund	Fund
Up to and including $25 million	0.965%	1.200%	1.200%
From $25 up to and including $50 million	0.965%	1.115%	1.115%
From $50 up to and including $100 million	0.845%	0.975%	0.975%
Over $100 million	0.775%	0.875%	0.875%

For the period of September 1, 2005 through July 14, 2006, the Adviser waived fees of $33,568 for the Fixed Income Fund, $36,469 for the Large-Cap Growth Fund, and $25,403 for the Value Fund.

Prior to the merger, Parkway contractually agreed to waive its management fee and/or reimburse expenses so that expenses would not exceed 1.25% of the average daily net assets of the Quality Growth Fund and the Select Value Fund, including all fees paid to the Adviser but excluding taxes, interest, brokerage commissions and other portfolio transaction expenses and extraordinary expenses. For the period of January 1, 2006 through July 14, 2006, the Adviser waived and reimbursed the following:

	Adviser
	Waiver of Fees	Reimbursements
Quality Growth Fund	20,896	6,834
Select Value Fund	17,177	6,798

NOTE 5. SECURITIES TRANSACTIONS

The aggregate cost of securities purchased and the proceeds from sales of securities, other than short-term securities, for the year ended August 31, 2006, were as follows:

	Purchases		Sales
	U.S. Government		U.S. Government
	Obligations	Other	Obligations	Other
Fixed Income Fund	—	$6,972,013	—	$$	4,824,839*
Quality Growth Fund**	—	12,199,550	—		11,857,660
Large-Cap Growth Fund	—	22,337,123	—		23,902,996
Select Value Fund**	—	4,670,009	—		4,977,000
Value Fund	—	5,316,610	—		6,197,912

*
Sales of $2,296,683 were excluded as they were a result of the Monteagle Fixed Income Fund’s attempt to re-align the portfolio in accordance with its investment strategy following the acquisition of the Memorial Gov-ern-ment Bond Fund. (Note 10)

**	Represents activity from January 1, 2006 through August 31, 2006.

Monteagle Funds

MONTEAGLE FUNDS NOTES TO FINANCIAL STATEMENTS (continued) AUGUST 31, 2006

NOTE 6. SECURITIES LENDING

As of August 31, 2006, the Quality Growth Fund had loaned securities in return for securities and cash collateral, which was invested in various short-term fixed income securities such as repurchase agreements, commercial paper and government and corporate notes and bonds. The risks to the Fund from securities lending are that the borrower may not provide additional collateral when required or return the securities when due or when called by the Fund. As of August 31, 2006, the market value of the securities on loan was $991,951 and the value of the related collateral was $1,030,200.

NOTE 7. TAX MATTERS

For U.S federal income tax purposes, the tax cost basis of investment securities owned, the aggregate gross unrealized appreciation, the aggregate gross unrealized depreciation and net unrealized appreciation/ (depreciation) as of August 31, 2006 were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
	Tax Cost	Appreciation	Depreciation	(Depreciation)
Fixed Income Fund	$42,723,907	$91,308	$(770,673)	$(679,365)
Quality Growth Fund	18,696,571	1,370,016	(833,270)	536,746)
Large-Cap Growth Fund	26,022,740	3,670,047	(711,074)	2,958,973)
Select Value Fund	14,980,012	1,320,015	(258,946)	1,061,069)
Value Fund	15,100,130	5,710,805	(276,817)	5,433,988)

Differences between book basis and tax basis unrealized appreciation/(depreciation) are attributable primarily to the deferral of post-October losses and the tax deferral of losses on wash sales.

As of August 31, 2006, the tax basis components of distributable earnings were as follows:

		Net		Distributable
	Undistributed	Accumulated	Net Unrealized	Earnings/Net
	Ordinary	Earnings	Appreciation	Accumulated
	Income	(Capital Loss)	(Depreciation)	(Losses)
Fixed Income Fund	—	$(1,253,316)	$(679,365)	$(1,932,681)
Quality Growth Fund	—	(3,918,412)	536,746	(3,381,666))
Large-Cap Growth Fund	—	(7,396,689)	2,958,973	(4,437,716))
Select Value Fund	$43,913	70,716	1,061,069	1,175,698)
Value Fund	190,695	(73,842)	5,433,988	5,550,841)

Net investment income and realized gains and losses for federal income tax purposes differ from that reported in the financial statements because of permanent and temporary book and tax differences.

Monteagle Funds

MONTEAGLE FUNDS NOTES TO FINANCIAL STATEMENTS (continued) AUGUST 31, 2006

For tax purposes at August 31, 2006, the Funds have capital loss carryovers in the following amounts:

	Amount	Expiration Date
Fixed Income Fund	$367,674	2009
	100,359	2010
	698,715	2012
	86,568	2013
Quality Growth Fund	1,492,338	2009
	1,658,403	2010
	471,453	2011
	296,216	2012
Large-Cap Growth Fund	470,032	2008
	826,803	2009
	425,424	2010
	3,044,365	2011
	2,165,647	2012
	309,209	2013
	155,209	2014
Value Fund	73,842	2012

The Quality Growth Fund, Select Value Fund, Value Fund, and Fixed Income Fund utilized capital loss carryovers in the amounts of $470,826, $174,582, $202,009 and $11,924 respectively, during the period ended August 31, 2006.

The Fixed Income Fund elected to defer post-October losses in the amount of $80,036.

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the period ended August 31, 2006 was as follows:

	Ordinary Income	Long-term Capital Gain
Fixed Income Fund	$961,285	$369,193
Select Value Fund	* 89,736	—
Value Fund	*186,005	—

The tax character of distributions paid during the fiscal year ended August 31, 2005 was as follows:

	Ordinary Income	Long-term Capital Gain
Fixed Income Fund	$901,443	$448,777
Value Fund	61,060	—

Monteagle Funds

MONTEAGLE FUNDS NOTES TO FINANCIAL STATEMENTS (continued) AUGUST 31, 2006

The tax character of distributions paid by the Memorial Funds during the fiscal year ended December 31, 2005 was as follows:

Ordinary Income
Memorial Government Bond Fund	$1,032,643
Memorial Growth Equity Fund	6,565
Memorial Value Equity Fund	220,062

NOTE 9. CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund under Section 2(a) 9 of the Investment Company Act of 1940. As of August 31, 2006, the following shareholders held, for the benefit of its customers, the percentages of each fund:

		Percent Owned
	Shareholder	as of August 31, 2006
Fixed Income Fund	FAMCO	49%
	ISTCO	25%
Quality Growth Fund	Charles Schwab & Co.	39%
Large-Cap Growth Fund	FAMCO	100%
Select Value Fund	ISTCO	87%
Value Fund	FAMCO	100%

NOTE 10. REORGANIZATION COMPLETED DURING FISCAL PERIOD

Under the terms of the Plan of Reorganization, the acquisition would be accomplished by an acquisition of the net assets of the Fixed Income Fund in exchange for shares of the Memorial Government Bond Fund (the “Bond Fund”) at net asset value. Following the acquisition, the Fixed Income Fund will be the accounting survivor. Shareholders of the Bond Fund and Fixed Income Fund approved the transaction on June 28, 2006, and on or about July 12, 2006, respectively. Accordingly, the merger was effective on July 14, 2006 and the subsequent accounting of the transaction was as follows:

The acquisition was accomplished by a tax-free exchange of 2,048,566 shares of the Bond Fund (valued at $9.97 per share) outstanding on July 14, 2006 for 2,084,102 shares of the Fixed Income Fund (valued at $9.80 per share). One share of Fixed Income Fund was exchanged for .9836 shares of the Bond Fund. The Bond Fund’s net assets on the date of the reorganization of $20,419,271, including $371,355 of unrealized depreciation and $1,213,062 of capital loss carryforwards, were combined with those of the Fixed Income Fund. The aggregate net assets of the Fixed Income Fund and the Bond Fund immediately before the acquisition were $21,666,451 and $20,419,271, respectively. The combined assets immediately after the acquisition amounted to $42,085,722 for 4,293,892 shares outstanding. After the reorganization was completed, the Fixed Income Fund was the accounting survivor and obtained all of the portfolio holdings previously held by the Bond Fund. Under applicable Internal Revenue Service (“IRS”) rules and regulations, the Fixed Income Fund is required to hold a certain percentage of the Bond Fund’s portfolio holdings for a prescribed period of time.

NOTE 11. SUBSEQUENT EVENT

The ownership of Howe & Rusling, sub-adviser to the Fixed Income Fund, is expected to change on October 31, 2006. The current owner, Third Security LLC is selling 100% of the firm to an investor group made up of mostly employees and a small percentage of friendly outside investors. No personnel or administrative changes are anticipated and management of the Fund will continue exactly as before. The sub-advisory agreement terminates automatically due to the assignment of ownership. The Board of Trustees has decided to appoint Howe & Rusling, sub-advisor under an interim sub-advisory agreement; and a meeting of shareholders will be held to approve a new sub-advisory agreement.

Monteagle Funds

MONTEAGLE FUNDS AUGUST 31, 2006

To The Shareholders and
Board of Trustees
Monteagle Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Monteagle Funds (formerly Memorial Funds), comprising Monteagle Fixed Income Fund, Monteagle Quality Growth Fund, Monteagle Large-Cap Growth Fund, Monteagle Select Value Fund and Monteagle Value Fund (“the Funds”) as of August 31, 2006, and the related statements of operations for the year then ended for Monteagle Fixed Income, Monteagle Large-Cap Growth Fund and Monteagle Value Fund and for the eight month period ended August 31, 2006 for Monteagle Quality Growth Fund and Monteagle Select Value Fund and the statements of changes in net assets for each of the two years in the period then ended for Monteagle Fixed Income, Monteagle Large-Cap Growth Fund and Monteagle Value Fund, and for the year ended December 31, 2005 and the eight month period ended August 31, 2006 for Monteagle Quality Growth Fund and Monteagle Select Value Fund, and the financial highlights for each of the funds for the three periods ended August 31, 2006. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods indicated prior to August 31, 2004 for Monteagle Fixed Income, Monteagle Large-Cap Growth Fund and Monteagle Value Fund and prior to December 31, 2004 for Monteagle Quality Growth Fund and Monteagle Select Value Fund were audited by another independent accounting firm who expressed unqualified opinions on those highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2006, by correspondence with the Funds’ custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds constituting Monteagle Funds, as of August 31, 2006, the results of their operations for the period then ended, and the changes in their net assets for each of the two periods in the period then ended and their financial highlights for the three periods ended August 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

Cohen Fund Audit Services, Ltd.
(f.k.a. Cohen McCurdy, Ltd.)
Westlake, Ohio
October 24, 2006

Monteagle Funds

MONTEAGLE FUNDS ADDITIONAL INFORMATION (Unaudited) AUGUST 31, 2006

Proxy Policies (Unaudited)

The Trust has adopted Proxy Voting Polices and Procedures under which the Fund’s vote proxies related to securities (“funds proxies”) held by the Funds. A description of the Funds’ policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-888-263-5593, or on the Securities and Exchange Commission’s website at http://sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete voting record for the 12 months ended June 30th, no later than August 31st of each year. Once filed, the Fund’s Form N-PX will be available without charge, upon request, by calling the Fund toll free at 1-888-263-5593, or on the Securities and Exchange Commission’s website at http://sec.gov.

N-Q Filing (Unaudited)

The SEC has adopted the requirement that all mutual funds file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-Q for fiscal quarters ending after July 9, 2004. For the Monteagle Funds, this would be for the fiscal quarters ending November 30 and May 3. The Form N-Q filing must be made within 60 days of the end of the quarter. The Funds’ Form N-Q are available on the SEC’s website at http://sec.gov., or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).

Indemnifications (Unaudited)

Under the Funds’ organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

Board Approval of Investment Advisory and Sub-Advisory Agreements

In connection with the reorganization/merger transaction that closed on July 14, 2006, shareholder approval of advisory and sub-advisory agreements was obtained. The proxy materials included a description of the Board of Trustees' consideration of the agreements. That discussion was:

Evaluation of Parkway Advisors, L.P. by the Board of Trustees

On Monday, January 30, 2006, the Board met and discussed the proposed reorganization/merger and its possible effect on the Trust, the Funds and their shareholders and subsequently evaluated the agreement with Parkway Advisors, L.P. (“Parkway”). Based upon its review, the Board concluded that the Management Agreement is reasonable, fair and in the best interests of the Funds and their shareholders.

Monteagle Funds

MONTEAGLE FUNDS ADDITIONAL INFORMATION (continued) AUGUST 31, 2006

In approving the Management Agreement, the Board considered, among other things, the capacities and resources of the Adviser to provide advisory services to the Funds, the terms of the Management Agreement, all administrative services the Adviser will perform, the fees to be charged under the Management Agreement and the ability of the Adviser to monitor the performance of the Fund’s sub-advisers. Additionally, the Board considered:

1.
Data bearing upon the nature, quality, and extent of services furnished by Parkway concerning staffing, systems and facilities. The Board also assessed non-Trust business to see if there are any initiatives that would dilute service to the Trust;

2.
Data bearing upon the costs of services to be provided and profits to be realized by Parkway from the relationship with the Trust, comparative data, data from independent reviews of compliance procedures, costs borne in providing advisory services to the Value Equity and Growth Equity Funds, the profitability of Parkway, other benefits from serving as the Fund’s Adviser, and financial statements;

3.
Data bearing upon the fairness of fee arrangement from an independent consultant concerning funds of similar size and funds of larger size, as well as other data concerning Parkway. The advisory fee structures of the merging funds were considered in comparison with advisory fees and expense ratios of other similarly-managed funds as set forth in the comparative data; and

4.	The extent to which economies of scale could be realized as a Fund grows in assets and whether the Fund’s fees reflect these economies of scale for the benefit of Fund shareholders.

Based on these considerations, among others, the Board, including all of the Independent Trustees, concluded; i) that the Management Agreement was in the best interests of the Value Equity and Growth Equity Funds and their shareholders because the total operating expense is lower; ii) the services to be performed under the agreement were services required for the operation of the Funds; iii) the fees for the advisory and administrative services which Adviser would perform and other benefits from the relationship with the Trust are consistent with fees paid by similar funds; and iv) the fees are reasonable in light of the comparative data and would be within the range of what would have been negotiated at arm’s length in light of the circumstances.

The Trustees also considered the representations of Parkway with respect to post reorganization staffing of the Adviser, plans for marketing Fund shares, and representations by the Adviser that the transaction may potentially increase the amount of outstanding equity of the Adviser. The Trustees further considered (1) the Adviser’s representation that it expects the transaction to serve to stabilize the Adviser’s business and to provide capital for future growth, and (2) the Adviser’s representation that it believes that the new structure will help it attract and retain additional well qualified personnel. The Trustees also weighed additional opportunities that could result from the transaction with Adviser, including additional consulting and marketing resources that Parkway intends to make available and potential distribution channels which may be accessed. Accordingly, after consideration of the above factors, and such other factors and information it deemed relevant, the Board unanimously approved the Management Agreement and voted to recommend its approval by the Funds’ shareholders.

Evaluation of Nashville Capital Corporation by the Board of Trustees

On Monday, January 30, 2006, the Board met and discussed the proposed reorganization/merger and its possible effect on the Trust, the Funds and their shareholders and subsequently evaluated the agreement with Nashville Capital Corporation (“Nashville Capital”). Based upon its review, the Board concluded that the Management Agreement is reasonable, fair and in the best interests of the Funds and their shareholders.

Monteagle Funds

MONTEAGLE FUNDS ADDITIONAL INFORMATION (continued) AUGUST 31, 2006

In approving the Management Agreement, the Board considered, among other things, the capacities and resources of the Adviser to provide advisory services to the Funds, the terms of the Management Agreement, all administrative services the Adviser will perform, the fees to be charged under the Management Agreement and the ability of the Adviser to monitor the performance of the Fund’s sub-advisers. Additionally, the Board considered:

1.
Data bearing upon the nature, quality, and extent of services furnished by Nashville Capital concerning staffing, systems and facilities. The Board also assessed non-Trust business to see if there are any initiatives that would dilute service to the Trust;

2.
Data bearing upon the costs of services to be provided and profits to be realized by Nashville Capital from the relationship with the Trust, comparative data, data from independent reviews of compliance procedures, the profitability of Nashville Capital, other benefits from serving as the Fund’s Adviser, and financial statements;

3.
Data bearing upon the fairness of fee arrangement from an independent consultant concerning funds of similar size and funds of larger size, as well as other data concerning Nashville Capital. The advisory fee structures of the merging funds were considered in comparison with advisory fees and expense ratios of other similarly-managed funds as set forth in the comparative data; and

4.	The extent to which economies of scale could be realized as a Fund grows in assets and whether the Fund’s fees reflect these economies of scale for the benefit of Fund shareholders.

Based on these considerations, among others, the Board, including all of the Independent Trustees, concluded; i) that the Management Agreement was in the best interests of the Government Bond Fund (and new Value Fund and Large-Cap Growth Fund) and their shareholders because the total operating expenses will be lower under the new agreement; ii) the services to be performed under the agreement were services required for the operation of the Funds; iii) the fees for the advisory and administrative services which Adviser would perform and other benefits from the relationship with the Trust are consistent with fees paid by similar funds; and iv) the fees are reasonable in light of the comparative data and would be within the range of what would have been negotiated at arm’s length in light of the circumstances.

The Trustees also considered the representations of Nashville Capital with respect to post reorganization staffing of the Adviser, plans for marketing Fund shares, and representations by the Adviser that the transaction will increase the amount of outstanding equity of the Adviser. The Trustees further considered (1) the Adviser’s representation that it expects the transaction to serve to stabilize the Adviser’s business and to provide capital for future growth, and (2) the Adviser’s representation that it believes that the new structure will help it attract and retain additional well qualified personnel. The Trustees also weighed additional opportunities that could result from the transaction with Adviser, including additional consulting and marketing resources that Nashville Capital intends to make available and potential distribution channels which may be accessed. Accordingly, after consideration of the above factors, and such other factors and information it deemed relevant, the Board unanimously approved the Management Agreement and voted to recommend its approval by the Funds’ shareholders.

Monteagle Funds

MONTEAGLE FUNDS ADDITIONAL INFORMATION (continued) AUGUST 31, 2006

Board Approval of Investment Sub-Advisory Agreement for the Fixed Income Fund

The Board considered:

1.
In connection with reviewing data bearing on the nature, quality and extent of services furnished by Howe & Rusling, Inc. ("H & R") to the Fund, the Board assessed data concerning H & R's staffing, systems, and facilities. The Board also assessed H & R's non-trust business to see if there are any initiatives that would dilute service to the Trust. It was noted:

A.
That the breadth and the quality of investment advisory and other services being provided to the Fund is satisfactory, as evidenced in part by the performance record of the Fund compared with the performance records of a peer group of comparable funds. The comparison revealed that the Fixed Income Fund has been managed with a long term perspective and has been strictly managed within stated objectives and limitations to maintain the desired style; and, while short term performance of the strategy has not lead to performance better than the benchmarks, H & R’s long-term performance was in-line when taking the investment restrictions into account;

B.	That H & R has made significant expenditures to ensure that it has the systems and personnel necessary for it to be able to continue to provide quality service to the Fund’s shareholders; and

C.	That the Board is satisfied with the research, portfolio management, and trading services, among others, being provided by H&R to the Funds, and is charging fair, reasonable, and competitive fees.

2.
In connection with reviewing data bearing upon the costs of services to be provided and profits to be realized by H & R from the relationship with the Trust, the Board considered comparative data, soft-dollar arrangements were not -applicable costs borne by H & R in providing sub-advisory services to the Fund and the profitability of H & R in light of the estimated profitability analyses which had been provided by H & R, and other benefits to H & R from serving as the Fund’s sub-adviser.

A.   The Board also noted the risks assumed by H & R in providing investment advisory services to the Fund, including the capital commitments which have been made in the past and which continue to be made by H & R to ensure the continuation of quality of service to the Fund is made with the recognition that the Fund’s sub advisory relationship with H & R can be terminated at any time and must be renewed on an annual basis.

3.
In connection with assessing data bearing upon the fairness of fee arrangements, the Board used data from other funds of similar size and funds of larger size, as well as data concerning H & R’s other clients and noted:

A.
That upon review of the advisory fee structures of the Fund in comparison with other similarity-managed funds, the level of investment advisory fees paid by the Fund below the median of comparable advisory fees;

B.	That the expense ratio of the Fund is lower than similarly-managed funds;

Monteagle Funds

MONTEAGLE FUNDS ADDITIONAL INFORMATION (continued) AUGUST 31, 2006

C.
That the advisory and other fees payable to H & R are essentially fees which would be similar to those which would have resulted solely from “arm’s-length bargaining, and may well be lower than fees arrived solely from such arm’s-length negotiation; and

D.	The fees paid to H & R by other institutional accounts are comparable.

Based on these considerations, among others, the Board, including all the Independent Trustees, concluded that the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders; that the services to be performed under the agreement were services required for the operation of the Fund; H & R had provided satisfactory advisory services to the Fund in the past, and the fees for the advisory services which H & R would perform and other benefits from the relationship with the Trust are consistent with the fees paid by similar funds, are reasonable in light of the comparative data and would be within the range of what would have been negotiated at arm’s length in light of the circumstances.

Board Approval of Investment Sub-Advisory Agreement for the Large-Cap Growth Fund

The Board considered:

1.
In connection with reviewing data bearing on the nature, quality and extent of services furnished by Northstar Capital Management, Inc. (“Northstar”) to the Fund, the Board assessed data concerning Northstar’s staffing, systems, and facilities. The Board also assessed Northstar’s non-trust business to see if there are any initiatives that would dilute service to the Trust. It was noted:

A.
That the breadth and the quality of investment advisory and other services being provided to the Fund is satisfactory, as evidenced in part by the performance record of the Fund compared with the performance records of a peer group of comparable funds since Northstar began as sub-adviser. The comparison revealed that the Large-Cap Growth Fund has been managed with a long-term perspective and has been strictly managed within stated objectives and limitations to maintain the desired style; and, while performance of the strategy has not lead to stellar performance. The Board noted that other funds in the same category were experiencing the same downturn in the growth area.

B.	That Northstar has made significant expenditures to ensure that it has the systems and personnel necessary for it to be able to continue to provide quality service to the Fund’s shareholders; and

C.
That the Board is satisfied with the research, portfolio management, and trading services, among others, being provided by Northstar to the Funds, and is charging fair, reasonable, and competitive fees.

2.
In connection with reviewing data bearing upon the costs of services to be provided and profits to be realized by Northstar from the relationship with the Trust, the Board considered comparative data, data concerning Northstar’s soft-dollar arrangements, costs borne by Northstar in providing sub-advisory services to the Fund and the profitability of Northstar in light of the estimated profitability analyses which had been provided by Northstar, and other benefits to Northstar from serving as the Fund’s sub-adviser.

Monteagle Funds

MONTEAGLE FUNDS ADDITIONAL INFORMATION (continued) AUGUST 31, 2006

A.
With respect to the soft-dollar arrangements the Board had assessed all facets of the arrangements including the quality of trade execution. It was noted that Northstar receives research assistance from the use of soft dollars generated from Fund portfolio transactions and that such research assists Northstar in providing quality investment advisory services to the Fund and other accounts to which it provides advisory services. The Board concluded that the arrangements are consistent with fund brokerage practice and benefit the Fund and its shareholders.

B.
The Board also noted the risks assumed by Northstar in providing investment advisory services to the Fund, including the capital commitments which have been made in the past and which continue to be made by Northstar to ensure the continuation of quality of service to the Fund is made with the recognition that the Fund’s sub-advisory relationship with Northstar can be terminated at any time and must be renewed on an annual basis.

3.
In connection with assessing data bearing upon the fairness of fee arrangements, the Board used data from funds of similar size and funds of larger size, as well as data concerning Northstar’s other clients and noted:

A.	That upon review of the advisory fee structures of the Fund in comparison with other similarity-managed funds, the level of investment advisory fees paid by the Fund are in-line with comparable fees;

B.	That the expense ratio of the Fund is lower than similarly-managed funds;

C.
That the advisory and other fees payable to Northstar are essentially fees which would be similar to those which would have resulted solely from “arm’s-length bargaining, and may well be lower than fees arrived solely from such arm’s-length negotiation; and

D.    The fees paid to Northstar by other institutional accounts are not lower than the fees paid by the Fund.

Based on these considerations, among others, the Board, including all the Independent Trustees, concluded that the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders; that the services to be performed under the agreement were services required for the operation of the Fund; Northstar had provided satisfactory advisory services to the Fund in the past, and the fees for the advisory services which Northstar would perform and other benefits from the relationship with the Trust are consistent with the fees paid by similar funds, are reasonable in light of the comparative data and would be within the range of what would have been negotiated at arm’s length in light of the circumstances.

Board Approval of Investment Sub-Advisory Agreement for the Value Fund

The Board considered:

1.  In connection with reviewing data bearing on the nature, quality and extent of services furnished by Robinson Investment Group, InC.  (“Robinson”) to the Fund, the Board assessed data concerning Robinson’s staffing, systems, and facilities. The Board also assessed Robinson’s non-trust business to see if there are any initiatives that would dilute service to the Trust. It was noted:

A.
That the breadth and the quality of investment advisory and other services being provided to the Fund is satisfactory, as evidenced in part by the performance record of the Fund compared with the performance records of a peer group of comparable funds. The comparison revealed that the Value Fund has been managed with a long-term perspective and has been strictly managed within stated objectives and limitations to maintain the desired style.

Monteagle Funds

MONTEAGLE FUNDS ADDITIONAL INFORMATION (continued) AUGUST 31, 2006

B.	That Robinson has made significant expenditures to ensure that it has the systems and personnel necessary for it to be able to continue to provide quality service to the Fund’s shareholders; and

C.
That the Board is satisfied with the research, portfolio management, and trading services, among others, being provided by Robinson to the Funds, and is charging fair, reasonable, and competitive fees.

2.
In connection with reviewing data bearing upon the costs of services to be provided and profits to be realized by Robinson from the relationship with the Trust, the Board considered comparative data, costs borne by Robinson in providing sub-advisory services to the Fund and the profitability of Robinson in light of the estimated profitability analyses which had been provided by Robinson, and other benefits to Robinson from serving as the Fund’s sub-adviser.

A.
The Board also noted the risks assumed by Robinson in providing investment advisory services to the Fund, including the capital commitments which have been made in the past and which continue to be made by Robinson to ensure the continuation of quality of service to the Fund is made with the recognition that the Fund’s sub-advisory relationship with Robinson can be terminated at any time and must be renewed on an annual basis.

3.
In connection with assessing data bearing upon the fairness of fee arrangements, the Board used data from funds of similar size and funds of larger size, as well as data concerning Robinson’s other clients and noted:

A.
That upon review of the advisory fee structures of the Fund in comparison with other similarity-managed funds, the level of investment advisory fees paid by the Fund are reasonable compared to other fees advising equity funds.

B.	That the expense ratio of the Fund is lower than similarly-managed funds;

C.
That the advisory and other fees payable by the Fund to Robinson are essentially fees which would be similar to those which would have resulted solely from “arm’s-length bargaining, and may well be lower than fees arrived solely from such arm’s-length negotiation; and

D.	The fees paid to Robinson by other institutional accounts are not lower than the fees paid by the Fund.

Based on these considerations, among others, the Board, including all the Independent Trustees, concluded that the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders; that the services to be performed under the agreement were services required for the operation of the Fund; Robinson had provided satisfactory advisory services to the Fund in the past, and the fees for the advisory services which Robinson would perform and other benefits from the relationship with the Trust are consistent with the fees paid by similar funds, are reasonable in light of the comparative data and would be within the range of what would have been negotiated at arm’s length in light of the circumstances.

At the Special Meeting of Memorial Shareholders on June 28, 2006, the agreement with Parkway was approved.

At the Special Meeting of Monteagle Fund Shareholders on July 12, 2006, the agreements with Nashville Capital, H&R, Northstar and Robinson were approved.

Monteagle Funds

SHAREHOLDER MEETINGS (Unaudited)

MEMORIAL FUNDS (Unaudited)

The shareholders of each Fund of the Memorial Funds approved on the following respective proposals at the special -meeting of shareholders held on June 28, 2006. The description of each proposal and the number of shares voted are as follows:

Proposals Submitted to Shareholders

1. To approve a new investment strategy and objective to be utilized for the Government Bond Fund.

Fund Name	Votes For	Votes Against	Votes Abstained
Government Bond Fund	1,849,368	0	0

2. To approve a new Management Agreement between the Trust and Nashville Capital Corporation (“Adviser”) for the Government Bond FunD.

Fund Name	Votes For	Votes Against	Votes Abstained
Government Bond Fund	1,849,368	0	0

3. To approve a new Sub-advisory Agreement between the Trust, Nashville Capital Corporation (“Adviser”) and Howe and Rusling, InC. (“Sub-adviser”) for the Government Bond Fund.

Fund Name	Votes For	Votes Against	Votes Abstained
Government Bond Fund	1,849,368	0	0

4. To approve a new Management Agreement between the Trust and Parkway Advisors, LP (“Adviser”) for the Growth Equity Fund and Value Equity Fund.

Fund Name	Votes For	Votes Against	Votes Abstained
Growth Equity Fund	1,294,889	0	0
Value Equity Fund	938,950	246	78

5. To approve such other business as may properly come before the shareholders of the Funds.

Fund Name	Votes For	Votes Against	Votes Abstained
Government Bond Fund	825,823	1,023,545	0
Growth Equity Fund	855,564	439,325	0
Value Equity Fund	314,949	624,247	78

Monteagle Funds

SHAREHOLDER MEETINGS (continued)

MONTEAGLE FUNDS

The shareholders of each Fund of the Monteagle Funds approved on the following proposal at the special meeting of shareholders held on July 12, 2006. The description of the proposal and the number of shares voted are as follows:

Proposal: To approve the Agreement and Plan of Reorganization, which provides for: (i) the transfer of all of the assets and liabilities of the Monteagle Funds in exchange for shares of the corresponding series of the Memorial Funds; (ii) the distribution of shares of each series of the Memorial Funds so received to shareholders of the corresponding Monteagle Fund; and (iii) the termination under state law of the Monteagle Funds.

Fund Name	Votes For	Votes Against	Votes Abstained
Fixed Income Fund	2,165,818	0	0
Large-Cap Growth Fund	4,517,963	0	0
Value Fund	1,265,800	0	0

Monteagle Funds

MONTEAGLE FUNDS AUGUST 31, 2006

TRUSTEES AND OFFICERS (Unaudited)

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees in accordance with the laws of the State of Delaware and the Trust’s Declaration of Trust. Information pertaining to the trustees and officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Independent Trustees.”

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Complex Overseen by Trustees and/or Officers	Other Directorships Held by Trustees and/or Officers
OFFICERS:
Carl Clayton Peterson* 6550 Directors Parkway Abilene, Texas 79606 46	President and Trustee	Indefinite until successor elected and qualified; 11/29/2002 to present
Parkway Advisors, L.P., CEO from
04/01 to present: Directors
Investment Group, Inc., Director
from 04/03 to present; Parkway
Advisors Group, Inc. and Parkway
Advisors Holdings, Inc., President
from 04/01 to present; Citizens
Bank, N.A., Advisory Board
Member from 06/99 to 04/01;
Directors Capital Ventures, Inc.,
Directors Financial Management,
L.P., Directors Real Estate
Management, L.P., Directors Real
Estate Management, L.P., and
Directors Travel, L.P. Vice
President/CFO from 12/95 to 04/01;
Directors Holding Corporation and
Directors Investment Group, Inc.,
Vice President/CFO from 11/91 to
04/01; Funeral Agency, Inc.,
Accountant from 09/89 to 04/01;
Funeral Directors Life Insurance
Co., Vice President/CFO from 08/88
to 04/01; Abilene Fireman’s Relief
and Retirement Fund, Trustee from
05/97 to 06/00; Affiliated Funeral
Supply Co., Accountant from 02/89
to 11/96.
				5	None

Monteagle Funds

MONTEAGLE FUNDS AUGUST 31, 2006
TRUSTEES AND OFFICERS (continued)
Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Complex Overseen by Trustees and/or Officers	Other Directorships Held by Trustees and/or Officers
OFFICERS: (Continued)
Paul B. Ordonio 6550 Directors Parkway Abilene, Texas 79606 38	Vice President/ Secretary/ Chief Compliance Officer	Indefinite until successor elected and qualified; 11/29/2002 to present	Parkway Advisors, L.P., Vice President & Counsel from 08/02 to present; Parkway Advisors Group, Inc., Vice President and Counsel from 08/02 to present; Aftermath Consulting, Inc., Director from 05/02 to present; P.O. Properties, Inc., Vice President from 06/99 to present; WordWise Document Services, LLC, President from 08/97 to present; Ordonio & Assoc., President from 11/97 to present; MGL Consulting Corporation, Vice President, Counsel and Senior Associate from 01/99 to 08/02;Wetzel, Henri & Drucker, LLP, Associate Attorney from 06/95 to 11/97.	5	None
Thomas W. Alesi 6550 Directors Parkway Abilene, Texas 79606 47	Vice President and Chief Financial Officer	Indefinite until successor elected and qualified; 8/19/2003 to present
Cassatt RRG Holding Company,
Director of Finance from 03/06 to
present. American Healthcare
Providers Insurance Services Co.,
LLC, Chief Financial Officer from
06/04 to 10/05. Parkway Advisors,
L.P., Vice President of Corporate
Development from 07/02 to 05/04;
Parkway Advisors Group, Inc., Vice
President from 07/02 to 05/04;
InCap Securities, Inc., Registered
Representative from 01/03 to 10/03;
American Data Source, Inc., Vice
President & Chief Operating Officer
from 05/95 to 06/02. Mr. Alesi is a
Certified Public Accountant and
received a Bachelor of Science
degree in Accounting in 1981 from
LaSalle University.
				5	None

Monteagle Funds

MONTEAGLE FUNDS AUGUST 31, 2006
TRUSTEES AND OFFICERS (continued)
Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Complex Overseen by Trustees and/or Officers	Other Directorships Held by Trustees and/or Officers
INDEPENDENT TRUSTEES:
Larry Joe Anderson**+ 4208 College Avenue Snyder, Texas 79549 58	Trustee	Indefinite until successor elected and qualified; 11/29/2002 to present	Certified Public Accountant, Anderson & West, P. C., January 1985 to present.	5	None
Brian Joseph Green**+ 158 Cypress Street Abilene, Texas 79601 48	Trustee	Indefinite until successor elected and qualified; 11/29/2002 to present	Restaurateur, Cypress Street Station, February 1993 to present.	5	None
Charles Michael Kinard */**+ 1725 Richland Drive Abilene, Texas 79603 63	Trustee	Indefinite until successor elected and qualified; 11/29/2002 to present	Retired since 1998; Senior Vice- President and Trust Officer, First National Bank of Abilene to December 1998.	5	None

*
Member of the Valuation Committee, which is responsible for determining and monitoring the value of the Funds’ assets. The Valuation Committee was not required to meet during the Trust’s most recent fiscal year.

**
Member of the Nominating Committee, which is responsible for overseeing the composition of both the Board as well as the various committees of the Trust to ensure that these positions are filled by competent and capable candidates. The Nominating Committee did not meet during the Trust’s most recent fiscal year. The Nominating Committee does not currently consider for nomination candidates proposed by shareholders for election as Trustees.

+
Member of the Audit Committee, which is responsible for meeting with the Trust’s independent certified public accountants to: (a) review the arrangements and scope of any audit; (b) discuss matters of concerning relating to the Trust’s financial statements, including any adjustments to such statements recommended by the accountants, or other results of any audit; (c) consider the accountants’ comments with respect to the Trust’s financial policies, procedures and internal accounting controls; and (d) review any form of opinion the accountants propose to render to the Trust. The Audit Committee met twice during the Trust’s most recent fiscal year.

The Statement of Additional Information for the Funds includes additional information about the Officers and Trustees and is available, without charge, upon request, by calling the Fund toll free at 1-888-263-5593.

Monteagle Funds

THE MONTEAGLE FUNDS

Privacy Statement

At the Monteagle Funds, we are committed to protecting your financial privacy.

The personal information that we have about you comes directly from you. You disclosed much of this information on your mutual fund account application or we may have contacted you by telephone or mail for additional information.

We keep information about the investments you purchase, transaction and payment history. We may in extreme cases collect personal information from outside sources, including consumer reporting agencies.

We do not sell shareholder information to anyone. We do not disclose your personal information to companies or organizations not affiliated with us. We may use your personal information to communicate with you about your investments. In addition, we may, as permitted by law and without your prior permission, provide personal information about you contained in our records or files to persons or organizations such as:

•  Persons who perform business functions for us, such as third partiers that provide assistance in processing and servicing your account;

•  The Fund’s investment advisor; and

•  Regulatory or law-enforcement authorities

We recognize the need to provide protection against unauthorized access to the information we collect, including that held in an electronic format on our computer systems. We maintain physical, electronic, and organizational safeguards to protect your personal information. We continually review our policies and practices, monitor our computer networks and test the strength of our security in order to help us ensure the safety of shareholder information.

The Monteagle Funds consider privacy a fundamental right of shareholders and take seriously the obligation to safeguard shareholder information. We will adhere to the policies and practices above for both current and former shareholders. If you believe that any information about you is not accurate, please let us know.

Monteagle Funds

THE MONTEAGLE FUNDS

Investment Advisers
Parkway Advisors, L.P.
6550 Directors Parkway
Abilene, Texas 79606

Nashville Capital Corporation
209 10th Ave. South, Suite 332
Nashville, TN 37203

Distributor
Citco Mutual Fund Distributors, Inc.
83 General Warren Blvd., Suite 200
Malvern, Pennsylvania 19355

Transfer Agent, Administrator & Shareholder
  Servicing Agent
Citco Mutual Fund Services, Inc.
83 General Warren Blvd., Suite 200
Malvern, Pennsylvania 19355

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s objectives and policies, experience of its management, marketability of shares, and other information.

Item 2. Code of Ethics.

(a) The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c) During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

(d) The registrant’s code of ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Larry Anderson, chairman of the registrant’s Audit Committee, qualifies as an audit committee financial expert. Mr. Anderson is "independent" as that term is defined in paragraph 2 (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by Cohen Fund Audit Services, Ltd. (the “principal accountant”) for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years:

FY 2006	$46,450
FY 2005	$46,955

(b)	Audit-Related Fees

There were no fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees

Set forth below are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

	Registrant	[Adviser]
FY 2006	$7,700	$0
FY 2005	$3,200	$0

The fees were for preparation of IRS Form 1120-RIC and Form 8613 (excise tax).

(d)	All Other Fees

There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)	(1)	Audit Committee’s Pre-Approval Policies

In December 2002 registrant adopted an audit committee charter to provide the audit committee with guidance. The audit committee consisted (and consists) of three independent members of the board of trustees. The charter [in parts 3, 4, 5, 13 and 23] called for receipt and review of the principal accountant’s written statement concerning independence; dialogue concerning relationships or services to others [which involved all service providers including registrant’s custodian, investment adviser, transfer agent, fund accountants and administrator]; and, prior to the board of trustees selecting registrant’s auditor, review and assess services provided, fees charged and to be charged, and other relevant data. For the current fiscal year, 2006, the audit committee addressed separate approval of non-audit services.

In October 2006 registrant revised its audit committee charter to contain, among other things, express provision for selecting registrant’s auditor [part IV. 1 and 15] and for pre-approving all permitted non-audit services [part IV. 15]. With respect to auditor selection, the revised charter expressly states that the audit committee is to consider

[part IV. 1]:
(a) the audit scope and plan to assure completeness and effective use of resources;
(b) the auditor’s formal written statement delineating relationships with the Trust;
(c) the auditors relationships or service to others which may impact objectivity or  independence;
(d) rotation of audit partners; and
(e) fees or other compensation paid to the auditor

(2)	Percentages of Services Approved by the Audit Committee

	Registrant	[Adviser]
Audit-Related Fees:	100%	N.A.	%
Tax Fees:	100%	N.A.	%
All Other Fees:	N.A. %	N.A.	%

All services to registrant’s principal accountant were pre-approved by registrant’s board of trustees as recommended by its audit committee.

(f)    Not applicable.  The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was [zero percent (0%)].

(g)    All non-audit fees billed by the registrant's accountant for services rendered to the Fund for the fiscal years ended August 31, 2006 and August 31, 2005 are disclosed in (b)-(d) above.  There were no audit or non-audit services performed by the registrant's accountant for the registrant's adviser.

(h)    Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

Included in the Annual Report to Shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.
There has been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

a.
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

b.
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics required to be disclosed under Item 2 is attached hereto.
(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(b)      Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Monteagle Funds

By:  /s/ Carl C. Peterson
Carl C. Peterson, President/Principal Executive Officer

Date:  November 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ Carl C. Peterson
Carl C. Peterson, President/Principal Executive Officer

Date: November 8, 2006

By:  /s/ Thomas W. Alesi
Thomas W. Alesi., Principal Financial Officer

Date: November 8, 2006